       THE
       PRUDENTIAL
       SERIES FUND, INC.

       [PHOTO]

       SEMIANNUAL REPORT
       TO CONTRACT OWNERS

       PRUCO LIFE'S PRUVIDER-SM-
       PRUCO LIFE OF NEW JERSEY'S PRUVIDER-SM-

       JUNE 30, 1997

[Logo] PRUDENTIAL

       The Prudential Insurance Company of America
       751 Broad Street
       Newark, NJ 07102-3777

[LOGO]


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Please note: This Semiannual Report includes the financial statements of The
Prudential Series Fund, Inc. It does not include the financial statements for the separate account that corresponds to your product. If you would like separate account financial statements as of June 30, 1997, please call the appropriate number shown on the inside back cover of this report.

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--------------------------------------------------------------------------------

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. The principal business address of Pruco Securities is 213 Washington Street, Newark, NJ 07102-2992.

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TABLE OF CONTENTS

I.  LETTER TO CONTRACT OWNERS                                                 2
    1.  Market Review                                                         4
    2.  Investment Advisor's Outlook                                          8
    3.  Individual Portfolios
        Conservative Balanced Portfolio                                      10
        Flexible Managed Portfolio                                           12

II.  THE PRUDENTIAL SERIES FUND, INC.
    1.  Financial Statements                                                 A1
    2.  Schedule of Investments                                              B1
    3.  Notes to Financial Statements                                        C1
    4.  Financial Highlights                                                 D1

III. APPENDIX
    1.  Board of Directors                                                    i

SIX-MONTHS ENDED JUNE 30, 1997

LETTER TO CONTRACT OWNERS

[PHOTO]
E. MICHAEL CAULFIELD
PRESIDENT


DEAR CONTRACT OWNER:

We are pleased to report to you on the investment performance of the two portfolios of The Prudential Series Fund, Inc., which are available to you in your PRUvider-SM- variable life insurance contract.

Once again, the news is outstanding. In the first half of this year, stock prices surged nearly 21%, two times their rise in an average full year. In fact, the Dow Jones Industrial Average broke through 8000 on July 16, two weeks after the end of the first half. This certainly was not what most Wall Street experts had predicted.

Bonds, too, performed favorably in the first half of 1997. Bonds returned 3.1% over the last six months, as measured by the Lehman Brothers Aggregate Index. Corporate high yield bonds in general were the strongest, returning 5.8% for the period.

What led to such excellent performance? Conditions were idyllic for most investors in the first half -- economic growth was strong and interest rates were relatively stable, so corporate profits rose. Unemployment fell to a 23-year low and consumer confidence hit a 28-year high.

HOW DID OUR PORTFOLIOS PERFORM?

You'll be pleased to know The Prudential Series Fund Conservative Balanced and the Flexible Managed Portfolios delivered returns consistent with the strategies around which they are designed. Both the Conservative Balanced and the Flexible Managed Portfolios hold a combination of stocks, bonds and money market securities.

The Conservative Balanced Portfolio holds less in stocks, which generally makes it less volatile, and may also reduce returns when stock prices are rising. The Flexible Managed Portfolio holds more in stocks, which makes it generally more volatile but raises the possibility of higher returns when stocks are rising in price.

IT'S LONG-TERM PERFORMANCE THAT COUNTS.

Although in this report we're focusing primarily on performance for the first half of this year, remember that it's long-term performance that counts. Review your portfolio's performance so far in 1997, but also be sure to note its longer-term record as well. You'll note that over the past three, five and 10 years our portfolios have delivered excellent performance, both on an absolute basis and in comparison with funds having similar objectives.

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"Conditions were idyllic for most investors in the first half -- economic growth was strong and interest rates were relatively stable, so corporate profits rose."

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important, because most people buy variable life and variable annuity products to finance long-term goals. So when you consider how to allocate either new or existing assets among these portfolios, please look closely at their performance over five and 10 years as well.

COULD THE THIRD TIME BE A CHARM?

When the U.S. stock market rose 37% in 1995, we doubted it would be repeated any time soon. Then stocks advanced 23% in 1996. Again, we suggested that this kind of performance was unlikely to be duplicated again. And now, through the first half of 1997, stocks are already up nearly 21%.

It's clear that we -- and, we venture, most other investors -- cannot predict the stock market. Nevertheless, it's even more important now to repeat what we wrote six months ago -- that the U.S. stock market now sits at valuations beyond all historic boundaries.

Now, more than ever, we believe it is worth reminding you that it is important to understand the objectives, strategies and risks associated with these portfolios and set realistic expectations going forward.

With this in mind, your Prudential Representative/Pruco Securities Registered Representative stands ready to discuss these issues and to assist you in any way he or she can. We believe that your personal financial representative -- one who understands you and your long-term investment needs -- is a valuable resource given today's often volatile markets.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.



/s/ E. Michael Caulfield                         /s/ Mendel Melzer

E. Michael Caulfield                             Mendel A. Melzer, CFA
President                                        Chairman

July 23, 1997


[PHOTO]
MENDEL A. MELZER, CFA
CHAIRMAN

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IMPORTANT NOTE

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

--------------------------------------------------------------------------------

1997 MARKET REVIEW

U.S. STOCKS

THE DOW: 6600, 6800, 7000, 7200, 7400, 7600 . . .

After rising 37% in 1995 and 23% in 1996, stock prices rose another 21% in the first six months of 1997. This stunning performance prompted analysts and economists alike to reach for superlatives.

The wonder was the economy. The current U.S. economic expansion is now in its seventh year, the third longest in history. Unemployment is at its lowest since 1973. Inflation seems like a distant memory. All of this means higher corporate revenues and stable corporate borrowing costs -- and as a result, higher corporate profits. It's a nearly idyllic investment environment.

To be sure, the stock market did not rocket straight up in the first half of the year. Stocks actually fell nearly 10% in the spring, amid short-lived fears of higher interest rates. Back in March, the Federal Reserve increased short-term interest rates (by a quarter of a percentage point), for the first time in two years. The nation's central bankers feared that first-quarter economic growth would set off a new round of inflation. Stocks recovered in April amid evidence the growth rate was moderating.

LARGE STOCKS WERE THE LEADERS, AGAIN.

In the first half of the year, the biggest stocks were the best performers. The five biggest companies in the S&P 500 gained 34% in the first half of the year, while the top 25 companies gained 28%. Of the largest companies, the drug stocks seemed to do the best as a group, with Warner Lambert up 67%, Eli Lilly rising 51%, Bristol-Myers Squibb climbing 49% and Pfizer advancing 45% during the period.

Small company stocks trailed larger companies, as they have for several years now, rising 10% in the first half of 1997 as measured by the Russell 2000*. (These companies are generally defined as those whose outstanding stock is valued at less than $1 billion.) Still, performance of these stocks has been improving in recent months. Consumer growth stocks (powered by the pharmaceutical companies) led the market, followed by financial and consumer cyclical stocks (auto, retail and housing stocks whose fortunes tend to mirror the ups and downs of the economy).

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HOW THE MARKETS COMPARED.(1)

[GRAPH]

                                                    AVERAGE RETURN OVER
                          YEAR-TO-DATE 1997      PAST 20 YEARS (ANNUALIZED)

MONEY MARKET                    2.5%                        7.7%
BONDS                           3.1%                        9.5%
FOREIGN STOCKS                 15.6%                       15.1%
U.S. STOCKS                    20.6%                       15.9%

--------------------------------------------------------------------------------
    THIS CHART COMPARES THE 6-MONTH RETURN AS OF 6/30/97 FOR VARIOUS CATEGORIES OF INVESTMENTS WITH THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR THE SAME INVESTMENT. AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. UNLIKE STOCKS, BONDS GENERALLY OFFER A FIXED RATE OF RETURN AND PRINCIPAL IF HELD TO MATURITY. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING.

(1) SOURCE: PRUDENTIAL. FOR PURPOSES OF COMPARISON ONLY. U.S. MONEY MARKETS AS MEASURED BY LIPPER MONEY MARKET AVERAGE. BONDS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE INDEX. FOREIGN STOCKS AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. U.S. STOCKS AS MEASURED BY THE S&P 500 INDEX.

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U.S. STOCKS: CONSUMER GROWTH TOPS.

                                        Y-T-D
                                       6/30/97
                                       -------

Consumer Growth                         24.5%
Finance                                 23.6%
Consumer Cyclical                       21.1%
Technology                              21.0%
Industrials                             19.4%
Energy                                  18.6%
Utilities                                7.8%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

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LARGE STOCKS OUTPERFORMED SMALL STOCKS.

                              Y-T-D    20-Year
                             6/30/97   Average
                             -------   -------
S&P 500*                      20.6%     15.9%
NASDAQ*                       11.7%     14.3%
Russell 2000*                 10.2%     15.7%

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* THE STANDARD & POOR'S 500, NASDAQ, AND RUSSELL 2000 ARE UNMANAGED INDICES THAT
  ARE CONSIDERED TO BE GENERALLY REPRESENTATIVE OF U.S. STOCK MARKETS. INVESTORS CANNOT INVEST DIRECTLY IN INDICES OR MARKET AVERAGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


CONSUMER GROWTH stocks rose almost 25% during the first half of 1997, powered primarily by drug companies, beverages and household products. As stock prices rose higher and higher, investors seemed to favor the very largest companies that produce the most steadily predictable earnings and therefore stocks that can be traded most easily. Widely owned Coca-Cola rose 30%. Another household name, Gillette, rose 22%. Drug companies also did well, as previously mentioned.

FINANCIAL stocks climbed nearly 24% for the period. Mergers and acquisitions among financial companies continued to dominate (such as Morgan Stanley and Dean Witter), helping to fuel interest in this area. A feeling that the Federal Reserve would not raise short-term interest rates any further helped power bank stocks higher.

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THE DOW IN THE PAST TWELVE MONTHS.

[GRAPH]

The Dow marched from 5500 to 7000 in 8 months.

In March and April, fears of higher interest rates shook the market.

The Dow rose 20% in 11 weeks, closing at 7688.

    Jul  5473.06
         5679.83
         5681.31x
         5689.45x
         5722.74

    Aug  5616.21
         5659.86
         5838.52
         5888.46

    Sep  5872.92
         5992.86
         5969.38
         6094.23

    Oct  6007.02
         6021.93
         6219.82
         6348.03
         6471.76

    Nov  6521.7
         6381.94
         6304.87
         6484.4

    Dec  6560.91
         6544.09
         6703.79
         6833.1
         6696.48

    Jan  6813.09
         6855.8
         6988.96
         6931.62

    Feb  6877.74
         7000.89
         6935.46
         6804.79

    Mar  6740.59
         6526.07
         6391.69
         6703.55

    Apr  6738.87
         7071.2
         7169.53
         7194.67
         7345.91

    May  7331.04
         7435.78
         7782.04
         7796.51

    Jun  7687.72

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WEEKLY CLOSE OF THE DOWN JONES INDUSTRIAL AVERAGE FOR THE PAST TWELVE MONTHS.


CONSUMER CYCLICAL stocks ranked third, rising 21% during the period, as the U.S. economy grew at 4.9% in the first quarter, and unemployment was at its lowest since 1973. Retailers led, powered by major gainers Nordstrom, up 39%; Home Depot, advancing 38%; and Dayton Hudson, climbing 37%.

1997 MARKET REVIEW CONTINUED


U.S. BONDS

INTEREST RATES: SOMEWHAT STABLE.

Long-term interest rates rose, then fell, in the first half of the year, ending slightly higher at midyear. The Federal Reserve raised short-term interest rates for the first time in two years, lifting the overnight bank lending rate by a quarter of a percentage point in March to 5.5% as a precaution against too-strong economic growth. In response, long-term interest rates at first rose. Rates later eased as inflation worries subsided, along with concerns of further action by the Federal Reserve.

Bonds returned 3.1% over the first six months of 1997 as measured by the Lehman Brothers Aggregate Index. The yield on the bellwether 30-year U.S. Treasury bond rose to 6.78% on June 30, 1997, from 6.64% on December 31, 1996. Short-term rates, as measured by the three-month U.S. Treasury bill, actually fell slightly, to 5.17% on June 30, 1997.

Corporate high yield bonds in general were the strongest, returning 5.8% for the period. High yield corporate bonds fared well on solid economic growth, rising corporate profits, minimal defaults and powerful demand as a broadening base of institutional investors seeking higher yields became interested in this sector. A large number of new issues were sold in the first half -- $55 billion -- only $8 billion less than in all of last year. Better-rated high yield securities, as a group, outperformed those with poorer credit ratings.

Solid economic growth, stable inflation and steady governments also helped emerging markets bonds to a strong first half. Argentina led all of Latin America, rising 11% as financial stability in the region improved generally. Brazil, Mexico and Venezuela followed, as reported by Morgan Stanley.

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[GRAPH]

30-YEAR U.S. TREASURY YIELDS.

Yields bottomed at 6.35% on Nov. 29.

Inflation fears drove yields up to 7.17% on April 14.

Slower economic growth pushed yields down to 6.78% on June 30.

Jul      6.97
Aug      7.12
Sep      6.92
Oct      6.64
Nov      6.35
Dec      6.64
Jan      6.79
Feb      6.8
Mar      7.1
Apr      6.96
May      6.91
Jun      6.78
--------------------------------------------------------------------------------
MONTHLY CLOSING YIELDS FOR THE PAST TWELVE MONTHS. SOURCE: LEHMAN BROTHERS,
AS OF 6/30/97.


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HIGH YIELD BONDS PERFORMED BEST.

High Yield Bonds        5.8%
Mortgage Bonds          3.9%
AGGREGATE INDEX         3.1%
Corporate Bonds         3.1%
Government Bonds        2.6%
--------------------------------------------------------------------------------
SOURCE: LEHMAN BROTHERS, AS OF 6/30/97.

FOREIGN STOCKS

EUROPE STRONG; JAPAN AND PACIFIC REGION REBOUND.

Although stock markets in Europe and the Pacific couldn't match the torrid performance of the U.S. market in the first half of 1997, European stocks were strong and Pacific stock markets -- especially Japan, which represents two-thirds of the region -- came alive in the second quarter.

In the Pacific, returns for the full first six months of the year were comparatively subdued: Pacific stocks rose 7% and Japanese stocks climbed 9%. But these returns masked a 24% gain by Japanese stocks for U.S. investors in the second quarter, because the yen strengthened significantly against the U.S. dollar.

LET'S DO EUROPE.

Europe was the best region outside the United States in the first six months (as measured in dollars), as stocks of many more-efficient export-oriented companies led markets higher. European stocks in general have benefited from the movement toward monetary unity in 1999, which has forced governments to economize, reducing interest rates. Export-oriented companies fared best, rising in the second quarter.

JAPAN RISES.

A strengthening yen powered Japanese stocks to their highest levels since December, igniting gains throughout the Pacific region. The U.S. dollar lost 12% against the yen in just five weeks in May and June. This helped Japanese stocks rise 24% for U.S. investors in the second quarter. But because Japanese stocks had lost ground in the first quarter of 1997, they were ahead only 9% in U.S. dollars for the first half of the year.

Hong Kong stocks also performed well, as investors overcame their fear of turning over the British colony to China after more than 150 years.

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U.S. TOPS FOREIGN MARKETS.
                                   Y-T-D
                                  6/30/97
                                  -------
MSCI World Index                   15.6%
MSCI Europe Index                  14.5%
MSCI EAFE Index                    11.4%
MSCI Japan Index                    9.2%
MSCI Pacific Index                  7.3%

S&P 500 INDEX                      20.6%
--------------------------------------------------------------------------------
SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF 1,472 SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MORGAN STANLEY COUNTRY INDICES [EUROPE, ASIA, FAR EAST (EAFE), PACIFIC AND JAPAN] ARE UNMANAGED INDICES THAT INCLUDE THOSE STOCKS MAKING UP THE LARGEST TWO-THIRDS OF EACH COUNTRY'S TOTAL STOCK MARKET CAPITALIZATION. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INDICATIVE OF THE PAST, PRESENT OR FUTURE PERFORMANCE OF ANY SPECIFIC INVESTMENT. INVESTORS CANNOT INVEST DIRECTLY IN STOCK INDICES.

THE STANDARD & POOR'S 500 IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF 500 STOCKS, WHICH PROVIDES A BROAD INDICATOR OF STOCK PRICE MOVEMENTS.

1997 INVESTMENT ADVISOR'S OUTLOOK

THE ECONOMY.

Our economists at Prudential suspect that growth will remain relatively subdued for the rest of the year. Economic growth slowed sharply in the second quarter.

They also expect inflation will remain benign, below 3%. As a result, the Federal Reserve will likely refrain from raising short-term interest rates any further this year, and the central bankers may ultimately lower rates by early next year, our economists predict.

U.S. STOCKS: WHAT'S AFTER 8000?

Now that the Dow Jones Industrial Average has hurdled 8000, with some analysts now predicting a Dow of 10,000, it's only natural to wonder how long all this good news can continue. After all, stock prices have doubled in the last two and a half years.

At these high price levels, stock selection is even more crucial. So, too, is understanding the objective, strategy and risks of the portfolio in which your contract values are invested. Some stocks now sell at very high prices --particularly those of large, well-known companies. But other stocks remain attractive. Some of our managers like industrial companies, real estate investment trusts and securities brokerages, because they believe they have room to appreciate. Others like insurance, paper and retailing, thinking they are undervalued. Our growth stock managers who have done very well with the pharmaceuticals, also think that technology is due for an upswing after hitting what seemed like a bottom in April.

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ECONOMIC OUTLOOK.
                               Est.
                               1997
                             --------

GDP                            2.7%

Inflation                      2.2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL ECONOMICS.

BONDS: WE'RE SEARCHING FOR YIELD.

We suspect that prices in the bond market will remain relatively stable through the rest of the year, depending on the relative weakness or strength that investors see in the economy.

We are focusing now on finding bonds that provide more yield than U.S. Treasurys while offering comparatively little additional risk.

We are particularly interested in crossover bonds -- those with split ratings of investment grade (BBB) by one rating agency and just below investment grade (BB) by another. Frequently, we can buy these bonds at more attractive prices than bonds rated below investment grade (high yield bonds), because of the uncertainty over their credit strength.

We are also interested in emerging markets. Relative stability in governments, economic growth and low inflation made emerging markets bonds the best-performing bonds in the world in the first half of the year. We've added Russian, South African, Panamanian and Polish bonds, among others, to our portfolios.

FOREIGN STOCKS: LOOK FOR THE JAPANESE SURPRISE.

The Japanese stock market may be a pleasant surprise this year. We've purchased stocks of domestically oriented Japanese companies that sell their products and services within the country; they are more attractively priced than export-oriented multinational companies.

In Europe, we see the opposite. We are invested in multinational stocks, particularly those that are restructuring to increase efficiency. We believe that the movement toward a common European currency will continue to constrain economic growth rates within Europe, so we are most interested in companies listed on European stock exchanges but that derive most of their revenues from outside Europe.

In Hong Kong, we suspect that the new Chinese control will limit the escalation of real estate prices. Since property-related stocks are about a third of the market index, prices in general will have to struggle to move higher.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A REALITY CHECK.

Stock prices in general have nearly doubled in the last two and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years, and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1926, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years, returns have been much higher, as the chart below shows.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETURNS OF THE U.S. STOCK MARKET.
                                            Average
                                             Annual
                                             Return
                                            -------
LAST 70 YEARS
1926-1996                                    10.7%

LAST TWO YEARS
1995                                         37.4%
1996                                         23.0%

LAST SIX MONTHS
1997                                         20.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

CONSERVATIVE BALANCED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio produced a solid return of 7.80% for the first half of 1997, between the 20.6% return of the S&P 500 and the 3.09% return of the Lehman Aggregate Index. Your Portfolio -- which invests in a conservative mix of stocks, bonds and money market securities -- returned less than the average Balanced Portfolio tracked by Lipper Analytical Services. Your Portfolio's conservative mandate requires a smaller proportion of stocks in its asset allocation, and since the U.S. stock market rose so strongly, your Portfolio, with fewer assets in stocks, trailed.

Returns were enhanced by a significantly larger proportion of intermediate-term bonds than usual. Moreover, in a period when the stock market made two significant changes of direction, we anticipated both with modest asset allocation adjustments that contributed to performance.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                              Six      One       Three     Five      Ten
                                             Months    Year      Years    Years     Years
-------------------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)           7.80%    15.58%    13.02%    10.89%     9.78%
-------------------------------------------------------------------------------------------
Lipper (VIP) Balanced Avg.(2)               10.19%    18.94%    15.67%    12.18%    10.47%
-------------------------------------------------------------------------------------------
S&P 500(3)                                  20.60%    34.68%    28.83%    19.76%    14.63%
-------------------------------------------------------------------------------------------
Lehman Aggregate Index(4)                    3.09%     8.15%     8.53%     7.12%     8.82%
-------------------------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO INCEPTION DATE: 5/13/83.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

[GRAPH]

       $25,418 Conservative     $27,098 Lipper (VIP)        $23,284 Lehman
       Balanced Portfolio(1)       Balanced Avg.(2)       Aggregate Index(4)        $39,172 S&P 500(3)
87             10,000                   10,000                   10,000                   10,000
                9,297.91                 9,227.35                10,292.7                  8,258.57
88             10,050.8                 10,239.6                 10,805.3                  9,307.13
               10,245.1                 10,501.7                 11,104.3                  9,626.4
89             11,122.3                 11,658.6                 12,125.4                 11,216.8
               11,984.8                 12,406.7                 12,717.8                 12,671.4
90             12,388                   12,645.1                 13,077.6                 13,061.5
               12,616.5                 12,647.5                 13,857.3                 12,277.4
91             13,646.6                 13,523.6                 14,476.9                 14,024.3
               15,023.6                 15,054.9                 16,074.9                 16,009.8
92             15,157.5                 15,167.8                 16,509.7                 15,902.2
               16,068.1                 16,248.8                 17,264.7                 17,227.9
93             17,325.3                 17,093.7                 18,455.1                 18,065.9
               18,027.4                 18,022.3                 18,947.9                 18,960.4
94             17,607.4                 17,350                   18,215                   18,318.9
               17,853.3                 17,718.8                 18,395.3                 19,209.5
95             19,609.6                 20,130.1                 20,500.5                 23,087.1
               20,936.9                 21,847.7                 21,793.7                 26,419.5
96             21,992.6                 22,880.2                 21,528.9                 29,085
               23,580.4                 24,632.2                 22,584.9                 32,481.5
97             25,418.4                 27,097.8                 23,283.5                 39,171.8
-------------------------------------------------------------------------------------------

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) BALANCED AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX, REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

(4) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISKS OF INVESTMENT TYPES]
--------------------------------------------------------------------------------

INVESTMENT GOAL
Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

PERFORMANCE REVIEW.

GOOD ALLOCATION MOVES, BETTER BOND AND STOCK SELECTION. The bond portion of the Portfolio contributed significantly to overall return. We began the year with 53% of assets invested in bonds, higher than our usual 35%. We emphasized intermediate maturity corporate obligations, which had higher yields than U.S. Treasurys with little additional risk in a period of exceptionally high corporate earnings.

We began the period near our normal allocation of 35% of assets in stocks, but we modestly reduced that proportion before the market fell at the end of the first quarter. As the market neared its bottom, we bought stocks, returning our allocation to normal. We took gains in our stock portion of the Portfolio throughout the second quarter.

STRATEGY SESSION.

Our asset allocation changes correctly anticipated market movements over the last six months. We finished the period once again reducing our allocations of stocks to about 33%. We believed that the stock market was about 5-10% overvalued as of June 30. The cost of buying a dollar of expected company earnings is near historic highs, which is not surprising considering that estimates of earnings growth are higher than at any point since the early 1980s. If these estimates prove overly optimistic, though, the market may pull back. If prices rise much from current levels, we will cut our stock allocation further; we will increase the proportion of stocks again only if interest rates decline or prospective earnings rise.

The stock market run in this half was led by consumer growth stocks, high-priced companies with optimistic earnings projections, as investors counted on continued earnings growth in that sector. Our stock portion, on the other hand, emphasized value stocks, which are less expensive and thereby better protected should their stock prices decline. These did not perform as well as growth stocks in this period. Investors tended to favor large companies during the first half of 1997, while we emphasized the mid-sized stocks that we believe currently offer much better value.

With corporate earnings generally looking good and economic growth continuing through the half year, we took advantage of the higher yields of corporate bonds over U.S. Treasurys. Should the environment change, we will adjust this strategy.

At the end of the period, we added a fourth portfolio manager, Patricia Bannan. Her growth investment style favors large company stocks. This change is intended to reduce the variability of returns when the stock market swings between investment styles.

OUTLOOK

PORTFOLIO MANAGER
MARK STUMPP

VALUE AND GROWTH.

"There are two basic stock investment styles, value and growth. Value investors look for stocks that are inexpensive in relation to current earnings, whereas growth investors are willing to pay more for a company whose potential for long-term earnings is thought to be exceptional. Research has shown that each strategy enjoys varying periods where it will outperform the other for periods of time that may last a few years. While it may seem tempting for a portfolio manager to switch between investment styles, individual portfolio managers do best when they stick to one preferred investment discipline.

"Economists consider diversification to be the only free lunch available to investors -- that is, a benefit without cost or risk. By splitting your Portfolio between managers with different investment styles, we increase the likelihood of consistent returns. Whichever style has the advantage at any given time will be represented in your Portfolio. Our second manager adds diversification. Whereas Warren Spitz prefers mid-sized companies, Patricia Bannan prefers large company stocks. This added diversification may also improve the consistency of returns."

PORTFOLIO MANAGERS

[PHOTO]
MARK STUMPP

[PHOTO]                  [PHOTO]
WARREN E. SPITZ          PATRICIA A. BANNAN

[PHOTO]
TONY RODRIGUEZ

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
                             6/30/97   12/31/96
                             -------   --------
Bonds                          60%       53%
Stocks                         33%       37%
Money Market                    7%       10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP SECTORS - STOCKS
                                       6/30/97
                                       -------
Consumer Growth                         10.6%
Industrial                               6.7%
Technology                               4.9%
Finance                                  4.7%
Energy                                   2.8%
Consumer Cyclical                        2.7%
Utility                                  0.5%

TOP SECTORS - BONDS
                                       6/30/97
                                       -------
Industrial                              25.7%
Foreign (US$)                           13.2%
Financial                               13.0%
Other                                    5.0%
U.S. Treasurys                           3.1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

FLEXIBLE MANAGED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 10.13% over the past six months, between the 20.6% return of the S&P 500 and the 3.09% return of the Lehman Aggregate Index. Such a return is well above that for asset allocation portfolios that invest in stocks, bonds and money market instruments. In fact, such a return would have been good even for a portfolio composed solely of stocks.

Your Portfolio performed in line with the average Flexible Portfolio tracked by Lipper Analytical Services, which returned 10.35%. In a period when the stock market changed direction twice, our ability to switch assets among stocks, bonds and money market instruments proved helpful.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, and the impact of social, political and economic change.

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997
                                              Six      One       Three     Five      Ten
                                             Months    Year      Years    Years     Years
----------------------------------------------------------------------------------------------
Flexible Managed Portfolio(1)               10.13%    19.07%    16.74%    13.85%    11.09%
----------------------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)               10.35%    19.40%    16.98%    13.07%    11.10%
----------------------------------------------------------------------------------------------
S&P 500(3)                                  20.60%    34.68%    28.83%    19.76%    14.63%
----------------------------------------------------------------------------------------------
Lehman Aggregate Index(4)                    3.09%     8.15%     8.53%     7.12%     8.82%
----------------------------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO INCEPTION DATE: 5/13/83.

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

[GRAPH]

          $28,634 Flexible       $28,911 Lipper (VIP)       $23,284 Lehman
        Managed Portfolio(1)       Flexible Avg.(2)        Aggregate Index(4)         $39,172 S&P 500(3)
87             10,000                   10,000                   10,000                   10,000
                8,714.83                 9,178.15                10,292.7                  8,258.57
88              9,659.78                 9,951.25                10,805.3                  9,307.13
                9,832.41                10,168.6                 11,104.3                  9,626.4
89             11,035.7                 11,262.6                 12,125.4                 11,216.8
               11,972.6                 12,206.4                 12,717.8                 12,671.4
90             12,209.4                 12,547.1                 13,077.6                 13,061.5
               12,201.5                 12,384.2                 13,857.3                 12,277.4
91             13,263.3                 13,651.4                 14,476.9                 14,024.3
               15,304.8                 15,481.8                 16,074.9                 16,009.8
92             14,973.6                 15,431.7                 16,509.7                 15,902.2
               16,469.2                 16,583.5                 17,264.7                 17,227.9
93             17,937.3                 17,705.5                 18,455.1                 18,065.9
               19,034.9                 18,688.3                 18,947.9                 18,960.4
94             17,997.1                 17,890.8                 18,215                   18,318.9
               18,432.6                 18,350.3                 18,395.3                 19,209.5
95             20,674.1                 20,791                   20,500.5                 23,087.1
               22,880.7                 22,829.6                 21,793.7                 26,419.5
96             24,049.2                 24,116.3                 21,528.9                 29,085
               26,000.7                 26,204.8                 22,584.9                 32,481.5
97             28,634.3                 28,911.5                 23,283.5                 39,171.8
----------------------------------------------------------------------------------------------

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) FLEXIBLE AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

(4) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISKS OF INVESTMENT TYPES]
--------------------------------------------------------------------------------

INVESTMENT GOAL
Favorable total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks, 35% bonds and 5% money market instruments.


PERFORMANCE REVIEW.

GOOD ALLOCATION MOVES, BETTER STOCK AND BOND SELECTION. We modestly reduced our stock allocation before the market fell at the end of the first quarter, and as the market neared its bottom we bought back stocks, returning our allocation to close to its normal 60%.

Our choice of individual stocks and bonds contributed significantly to our overall Portfolio return. We emphasized large growth stocks, which tended to perform better than the market overall.

We also emphasized corporate bonds, which had higher yields than U.S. Treasury bonds with little additional risk in a period of exceptionally high corporate earnings.

STRATEGY SESSION.

Our asset allocation changes correctly anticipated market movements over the last six months. We finished the period once again reducing our allocations of stocks to about 57%. We believed that the stock market was about 5-10% overvalued as of June 30. The cost of buying a dollar of expected company earnings is near historic highs, which is not surprising considering that estimates of earnings growth are higher than at any point since the early 1980s. If these estimates prove overly optimistic, though, the market may pull back. If prices rise much from current levels, we will cut our stock allocation further; we will increase the proportion of stocks again only if interest rates decline or prospective earnings rise.

The stock market run in this half was led by consumer growth stocks, high-priced companies with optimistic earnings projections, as investors counted on continued earnings growth in that sector. Our stock portion emphasized growth stocks and large company stocks. This focus paid off well this period, as investors also tended to favor large companies during the first half of 1997.

With corporate earnings generally looking good and economic growth continuing through the half year, we took advantage of the higher yields of corporate bonds over U.S. Treasurys. Should the environment change, we will adjust this strategy.

At the end of the period, we added a fourth portfolio manager, Warren Spitz. His value investment style favors mid-sized company stocks. This change is intended to reduce the variability of your returns when the stock market swings between investment styles.

OUTLOOK

PORTFOLIO MANAGER
MARK STUMPP

VALUE AND GROWTH.

"There are two basic stock investment styles, value and growth. Value investors look for stocks that are inexpensive in relation to current earnings, whereas growth investors are willing to pay more for a company whose potential for long-term earnings is thought to be exceptional. Research has shown that each strategy enjoys varying periods where it will outperform the other for periods of time that may last a few years. While it may seem tempting for a portfolio manager to switch between investment styles, individual portfolio managers do best when they stick to one preferred investment discipline.

"Economists consider diversification to be the only free lunch available to investors -- that is, a benefit without cost or risk. By splitting your Portfolio between managers with different investment styles, we increase the likelihood of consistent returns. Whichever style has the advantage at any given time will be represented in your Portfolio. Our second manager adds diversification. Whereas Patricia Bannan prefers large-caps, Warren Spitz prefers mid-sized companies. This added diversification may also improve the consistency of returns."

PORTFOLIO MANAGERS

[PHOTO]
MARK STUMPP

[PHOTO]                 [PHOTO]
PATRICIA A. BANNAN      WARREN E. SPITZ

[PHOTO]
TONY RODRIGUEZ

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                             6/30/97   12/31/96
                             -------   --------
Stocks                         57%       62%
Bonds                          37%       34%
Money Market                    6%        4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP SECTORS - STOCKS
                                       6/30/97
                                       -------
Consumer Growth                         15.2%
Industrial                              13.5%
Technology                               8.6%
Finance                                  7.1%
Energy                                   6.0%
Consumer Cyclical                        5.9%
Utility                                  0.8%

TOP SECTORS - BONDS
                                       6/30/97
                                       -------
Foreign (US$)                           14.2%
Industrial                              13.8%
Financial                                6.2%
Utility                                  1.6%
Other                                    1.2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

                               [INTENTIONALLY LEFT BLANK]

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $4,505,243,603)..........................  $4,658,500,606
    Receivable for investments sold............      84,334,561
    Interest and dividends receivable..........      60,688,590
    Receivable for investments sold short (Note
      2).......................................      14,574,078
    Due from broker -- variation margin........       2,594,875
                                                 --------------
      Total Assets.............................   4,820,692,710
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      91,060,104
    Investments sold short, at value (proceeds
      $14,574,078 including accrued interest)
      (Note 2).................................      14,554,648
    Payable to investment adviser..............       6,259,161
    Accrued expenses and other liabilities.....       1,021,050
    Bank overdraft.............................         455,644
    Payable for capital stock repurchased......          51,335
                                                 --------------
      Total Liabilities........................     113,401,942
                                                 --------------
  NET ASSETS...................................  $4,707,290,768
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,869,657
      Paid-in capital, in excess of par........   4,066,004,126
                                                 --------------
                                                  4,068,873,783
    Undistributed net investment income........      53,738,618
    Accumulated net realized gains on
      investments..............................     441,588,232
    Net unrealized appreciation on
      investments..............................     143,090,135
                                                 --------------
    Net assets, June 30, 1997..................  $4,707,290,768
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 286,965,697 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        16.40
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $   105,301,477
    Dividends (net of $128,721 foreign
      withholding tax).........................       10,818,797
                                                 ---------------
                                                     116,120,274
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       12,320,204
    Shareholders' reports......................          363,000
    Custodian expense..........................          127,000
    Accounting fees............................           57,000
    Audit fees.................................           40,000
    Legal fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              392
                                                 ---------------
      Total expenses...........................       12,910,596
    Less: custodian fee credit.................          (67,226)
                                                 ---------------
    Net expenses...............................       12,843,370
                                                 ---------------
  NET INVESTMENT INCOME........................      103,276,904
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      437,081,265
      Futures..................................        8,167,821
                                                 ---------------
                                                     445,249,086
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (196,672,499)
      Futures..................................      (10,370,656)
      Short sales..............................       (1,120,130)
                                                 ---------------
                                                    (208,163,285)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      237,085,801
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   340,362,705
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    103,276,904     $   173,283,574
    Net realized gain on investments.......................................................        445,249,086         270,107,246
    Net change in unrealized appreciation (depreciation) on investments....................       (208,163,285)         61,403,321
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        340,362,705         504,794,141
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (49,538,286)       (174,034,704)
    Distributions from net realized capital gains..........................................        (33,869,018)       (273,593,225)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (83,407,304)       (447,627,929)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [2,746,170 and 10,561,256 shares, respectively].....................         43,446,276         167,668,924
    Capital stock issued in reinvestment of dividends and distributions [5,385,619 and
     29,086,855 shares, respectively]......................................................         83,407,304         447,627,929
    Capital stock repurchased [(9,803,795) and (8,429,995) shares, respectively]...........       (155,326,746)       (134,428,797)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (28,473,166)        480,868,056
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        228,482,235         538,034,268
  NET ASSETS:
    Beginning of period....................................................................      4,478,808,533       3,940,774,265
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  4,707,290,768     $ 4,478,808,533
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $4,908,586,669)..........................  $5,293,779,835
    Cash.......................................      30,644,779
    Receivable for investments sold............      74,257,831
    Interest and dividends receivable..........      41,116,672
    Receivable for investments sold short (Note
      2).......................................      36,863,906
    Due from broker -- variation margin........       1,386,563
                                                 --------------
      Total Assets.............................   5,478,049,586
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........     138,814,151
    Investments sold short, at value (proceeds
      $36,863,906 including accrued interest)
      (Note 2).................................      36,851,320
    Payable to investment adviser..............       7,559,217
    Accrued expenses and other liabilities.....       1,154,567
    Payable for capital stock repurchased......          31,911
                                                 --------------
      Total Liabilities........................     184,411,166
                                                 --------------
  NET ASSETS...................................  $5,293,638,420
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,747,266
      Paid-in capital, in excess of par........   4,262,982,239
                                                 --------------
                                                  4,265,729,505
    Undistributed net investment income........      40,488,776
    Accumulated net realized gains on
      investments..............................     607,829,856
    Net unrealized appreciation on
      investments..............................     379,590,283
                                                 --------------
    Net assets, June 30, 1997..................  $5,293,638,420
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 274,726,588 outstanding shares
      of common stock (authorized 350,000,000
      shares)..................................  $        19.27
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    73,606,290
    Dividends (net of $494,476 foreign
      withholding tax).........................       19,341,725
                                                 ---------------
                                                      92,948,015
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       14,909,611
    Shareholders' reports......................          407,000
    Custodian expense..........................          204,000
    Accounting fees............................           55,000
    Audit fees.................................           43,000
    Legal fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              185
                                                 ---------------
      Total expenses...........................       15,621,796
    Less: custodian fee credit.................          (87,672)
                                                 ---------------
      Net expenses.............................       15,534,124
                                                 ---------------
  NET INVESTMENT INCOME........................       77,413,891
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      604,731,125
      Futures..................................        6,570,528
      Short sales..............................        2,635,423
                                                 ---------------
                                                     613,937,076
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (196,100,431)
      Futures..................................       (5,615,469)
      Short sales..............................       (1,155,985)
                                                 ---------------
                                                    (202,871,885)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      411,065,191
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   488,479,082
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     77,413,891     $   139,211,865
    Net realized gain on investments.......................................................        613,937,076         408,046,131
    Net change in unrealized appreciation (depreciation) on investments....................       (202,871,885)         41,728,823
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        488,479,082         588,986,819
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (36,348,186)       (142,089,785)
    Distributions from net realized capital gains..........................................        (44,702,972)       (458,909,559)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (81,051,158)       (600,999,344)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [2,496,113 and 8,998,637 shares, respectively]......................         45,671,248         166,455,957
    Capital stock issued in reinvestment of dividends and distributions [4,526,896 and
     34,012,173 shares, respectively]......................................................         81,051,158         600,999,344
    Capital stock repurchased [(7,485,580) and (6,420,074) shares, respectively]...........       (137,434,597)       (119,724,926)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (10,712,191)        647,730,375
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        396,715,733         635,717,850
  NET ASSETS:
    Beginning of period....................................................................      4,896,922,687       4,261,204,837
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  5,293,638,420     $ 4,896,922,687
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                        CONSERVATIVE BALANCED PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 93.8%
                                                                       VALUE
COMMON STOCKS -- 32.8%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.2%
  AlliedSignal, Inc...............................        233,600  $   19,622,400
  Boeing Co.......................................        239,600      12,713,775
  GenCorp, Inc....................................        105,000       2,428,125
  Litton Industries, Inc. (a).....................         40,300       1,946,994
  Parker-Hannifin Corp............................         30,650       1,860,072
  UNC, Inc. (a)...................................         46,500         680,062
  United Technologies Corp........................        193,600      16,068,800
                                                                   --------------
                                                                       55,320,228
                                                                   --------------
AIRLINES -- 0.3%
  AMR Corp. (a)...................................        114,600      10,600,500
  USAir Group, Inc. (a)...........................        120,600       4,221,000
                                                                   --------------
                                                                       14,821,500
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Chrysler Corp...................................        155,100       5,089,219
  Ford Motor Co...................................         49,400       1,864,850
  General Motors Corp.............................         77,500       4,315,781
  Mascotech, Inc..................................        100,800       2,104,200
  Smith (A.O.) Corp...............................         75,000       2,667,187
  Titan International, Inc........................        108,050       1,904,381
                                                                   --------------
                                                                       17,945,618
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.2%
  BankAmerica Corp................................         94,700       6,114,069
  Chase Manhattan Corp............................        199,700      19,383,381
  First Union Corp.,..............................        179,800      16,631,500
  PNC Bank Corp.,.................................        299,500      12,466,687
                                                                   --------------
                                                                       54,595,637
                                                                   --------------
CHEMICALS -- 0.8%
  E.I. du Pont de Nemours & Co....................        231,600      14,561,850
  Ferro Corp......................................         95,900       3,554,294
  IMC Global, Inc.................................        249,600       8,736,000
  M.A. Hanna Co...................................        109,950       3,167,934
  Millennium Chemicals, Inc. (a)..................        156,327       3,556,439
  OM Group, Inc...................................         67,600       2,239,250
                                                                   --------------
                                                                       35,815,767
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.6%
  Morton International, Inc.......................        419,300      12,657,619
  Praxair, Inc....................................        289,500      16,212,000
                                                                   --------------
                                                                       28,869,619
                                                                   --------------
COMMERCIAL SERVICES -- 0.0%
  BW/IP, Inc. (Class 'A' Stock)...................         60,400       1,226,875
  IMO Industries, Inc. (a)........................        100,100         588,087
                                                                   --------------
                                                                        1,814,962
                                                                   --------------
COMPUTER SERVICES -- 1.4%
  Cabletron Systems, Inc. (a).....................         39,500       1,118,344
  Cadence Design Systems, Inc. (a)................        509,200      17,058,200
  Ceridian Corp. (a)..............................        389,400      16,452,150
  Computer Associates International, Inc..........        229,600      12,785,850
  Computer Sciences Corp. (a).....................         64,500       4,652,062
  Oracle Corp. (a)................................        242,300      12,205,862
                                                                   --------------
                                                                       64,272,468
                                                                   --------------
COMPUTERS -- 1.3%
  Compaq Computer Corp. (a).......................        162,100      16,088,425
  Digital Equipment Corp. (a).....................         98,000       3,472,875
  International Business Machines Corp.,..........        203,300      18,335,118
  Sun Microsystems, Inc. (a)......................        609,000      22,666,219
                                                                   --------------
                                                                       60,562,637
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
CONSTRUCTION -- 0.2%
  Halter Marine Group,............................         19,343  $      464,232
  Oakwood Homes Corp..............................        148,600       3,566,400
  Standard Pacific Corp...........................        164,400       1,685,100
  Webb Corp.......................................        149,800       2,434,250
                                                                   --------------
                                                                        8,149,982
                                                                   --------------
CONSUMER SERVICES -- 0.1%
  ADT Ltd. (a)....................................         96,100       3,171,300
  SPS Transaction Services, Inc. (a)..............         31,200         577,200
                                                                   --------------
                                                                        3,748,500
                                                                   --------------
CONTAINERS & PACKAGING -- 0.0%
  Sealed Air Corp. (a)............................          9,300         441,750
                                                                   --------------
COSMETICS & SOAPS -- 0.3%
  Procter & Gamble Co.............................         99,800      14,096,750
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  RJR Nabisco Holdings Corp.......................        132,000       4,356,000
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp..................................        319,300      12,931,650
  Energy Group, PLC, ADR, (United Kingdom)........         53,662       2,273,927
  General Electric Co.............................        459,200      30,020,200
  Whitman Corp....................................        141,700       3,586,781
                                                                   --------------
                                                                       48,812,558
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  Amgen, Inc. (a).................................        383,900      22,314,187
  Baxter International, Inc.......................        279,500      14,603,875
  Biogen, Inc. (a)................................        586,600      19,871,075
  Guidant Corp....................................        186,000      15,810,000
  Johnson & Johnson...............................        109,800       7,068,375
  Medtronic, Inc..................................        207,600      16,815,600
  Merck & Co., Inc................................        198,200      20,513,700
  Novartis Corp., AG ADR (Switzerland)............        179,700      14,376,000
  Pfizer, Inc.,...................................        109,000      13,025,500
  Smithkline Beecham, PLC, ADR (United Kingdom)...        229,600      21,037,100
  United States Surgical Corp.....................         56,700       2,112,075
  Warner-Lambert Co...............................         79,900       9,927,575
                                                                   --------------
                                                                      177,475,062
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.2%
  Belden, Inc.....................................         71,600       2,438,875
  Westinghouse Electric Corp......................        248,200       5,739,625
                                                                   --------------
                                                                        8,178,500
                                                                   --------------
ELECTRONICS -- 0.6%
  Honeywell, Inc..................................        259,500      19,689,562
  Maxim Integrated Products, Inc. (a).............        109,800       6,244,875
                                                                   --------------
                                                                       25,934,437
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.0%
  Giant Cement Holdings, Inc. (a).................         63,600       1,192,500
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.5%
  U.S.A. Waste Services, Inc. (a).................        573,800      22,163,025
                                                                   --------------
FINANCIAL SERVICES -- 1.8%
  Federal National Mortgage Association...........        359,400      15,678,825
  Lehman Brothers Holdings, Inc.,.................        266,500      10,793,250
  Merrill Lynch & Co., Inc.,......................         62,100       3,702,712
  Morgan Stanley, Dean Witter, Discover & Co......        365,290      15,730,301
  Salomon, Inc....................................        108,500       6,035,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Schwab (Charles) Corp.,.........................        306,700  $   12,478,856
  Signet Banking, Corp............................        294,600      10,605,600
  State Street Boston Corp........................        159,700       7,386,125
                                                                   --------------
                                                                       82,410,981
                                                                   --------------
FOOD & BEVERAGES -- 0.5%
  Anheuser-Busch Companies, Inc...................        309,500      12,979,656
  Quaker Oats Co..................................        279,500      12,542,562
                                                                   --------------
                                                                       25,522,218
                                                                   --------------
FOREST PRODUCTS -- 0.3%
  Champion International Corp.,...................        101,000       5,580,250
  Louisiana-Pacific Corp.,........................        101,000       2,133,625
  Mead Corp.......................................         50,600       3,149,850
  Willamette Industries, Inc......................         36,900       2,583,000
                                                                   --------------
                                                                       13,446,725
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.5%
  Healthsouth Corp., (a)..........................        858,500      21,408,844
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Gillette Co.....................................         71,600       6,784,100
  Leggett & Platt, Inc............................         61,200       2,631,600
                                                                   --------------
                                                                        9,415,700
                                                                   --------------
HOUSING RELATED -- 0.1%
  Hanson, PLC ADR (United Kingdom)................         54,662       1,366,550
  Owens Corning...................................        105,200       4,536,750
                                                                   --------------
                                                                        5,903,300
                                                                   --------------
INSURANCE -- 2.5%
  Aetna, Inc......................................        199,700      20,444,287
  Allstate Corp...................................        229,600      16,760,800
  Berkley (WR) Corp...............................         30,100       1,772,137
  Chubb Corp......................................        239,600      16,023,250
  CIGNA Corp......................................         39,900       7,082,250
  Equitable of Iowa Companies.....................         57,800       3,236,800
  Financial Security Assurance Holdings, Ltd......         36,400       1,417,325
  PennCorp Financial Group, Inc...................         85,700       3,299,450
  Provident Companies, Inc........................         28,500       1,524,750
  Reinsurance Group of America, Inc...............         82,200       4,726,500
  TIG Holdings, Inc...............................         91,300       2,853,125
  Travelers Group Inc.............................        233,600      14,731,400
  Trenwick Group, Inc.............................         70,950       2,660,625
  United Healthcare Corp..........................        319,500      16,614,000
  Western National Corp...........................        141,200       3,785,925
                                                                   --------------
                                                                      116,932,624
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class 'A' Stock)................        439,300      18,121,125
  Hilton Hotels Corp..............................        263,800       7,007,187
                                                                   --------------
                                                                       25,128,312
                                                                   --------------
MACHINERY -- 0.6%
  Case Corp.,.....................................        312,400      21,516,550
  DT Industries, Inc..............................         38,200       1,365,650
  Global Industrial Technologies, Inc. (a)........         67,100       1,375,550
  Paxar Corp......................................        196,260       3,704,407
                                                                   --------------
                                                                       27,962,157
                                                                   --------------
MANUFACTURING -- 0.7%
  Illinois Tool Works, Inc........................        199,700       9,972,519
  Tyco International, Ltd.........................        326,100      22,684,331
                                                                   --------------
                                                                       32,656,850
                                                                   --------------
MEDIA -- 0.3%
  Central Newspapers, Inc.
    (Class 'A' Stock).............................         53,400       3,824,775
  Gannett Co., Inc................................         30,700       3,031,625
  Houghton Mifflin Co.............................         31,300       2,089,275

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Knight-Ridder, Inc..............................         62,100  $    3,046,781
  Lee Enterprises, Inc............................         54,300       1,432,163
                                                                   --------------
                                                                       13,424,619
                                                                   --------------
METALS - FERROUS -- 0.2%
  Bethlehem Steel Corp. (a).......................        144,300       1,506,131
  LTV Corp........................................        218,700       3,116,475
  Material Sciences Corp., (a)....................        103,400       1,596,238
  National Steel Corp. (Class 'B' Stock) (a)......         45,000         756,563
  USX-U.S. Steel Group............................         64,900       2,275,556
                                                                   --------------
                                                                        9,250,963
                                                                   --------------
METALS - NON FERROUS -- 0.3%
  Aluminum Company of America.....................        124,400       9,376,650
  Potash Corp. of Saskatchewan, Inc. (Canada).....         87,800       6,590,488
                                                                   --------------
                                                                       15,967,138
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.2%
  Coltec Industries, Inc..........................         46,600         908,700
  Donaldson, Co...................................         58,200       2,211,600
  IDEX Corp.......................................         64,200       2,118,600
  Mark IV Industries, Inc.........................         92,342       2,216,208
  Trinity Industries, Inc.........................         55,700       1,768,475
  Wolverine Tube, Inc. (a)........................         40,400       1,126,150
  York International Corp.........................         28,700       1,320,200
                                                                   --------------
                                                                       11,669,933
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  Unilever N.V., ADR, (United Kingdom)............         83,900      18,290,200
                                                                   --------------
OIL & GAS -- 1.2%
  Basin Exploration, Inc. (a).....................         18,500         143,375
  Cabot Oil & Gas Corp. (Class 'A' Stock).........         94,500       1,665,563
  Cross Timbers Oil Co............................        317,500       6,111,875
  Elf Aquitaine SA, ADR (France)..................        133,300       7,256,519
  Enron Oil & Gas Co..............................         51,600         935,250
  Mesa, Inc., (a).................................        467,100       2,685,825
  Murphy Oil Corp.................................         29,600       1,443,000
  Noble Affiliates Inc.,..........................        214,000       8,279,125
  Seagull Energy Corp. (a)........................         65,600       1,148,000
  Total SA, (Class 'B' Stock), (France)...........        139,700       7,072,313
  Unocal Corp.....................................        429,300      16,662,206
  Western Gas Resources, Inc.,....................        110,000       2,145,000
                                                                   --------------
                                                                       55,548,051
                                                                   --------------
OIL & GAS SERVICES -- 1.6%
  Apache Corporation,.............................        549,100      17,845,750
  Coflexip, ADR, (France).........................        111,300       3,352,913
  Halliburton Co..................................        339,400      26,897,450
  ICO, Inc........................................         82,100         425,894
  J. Ray McDermott, SA............................        174,800       4,719,600
  McDermott International, Inc....................        331,100       9,663,981
  Oryx Energy Co. (a).............................        131,700       2,782,163
  Parker & Parsley Petroleum Co...................        252,800       8,942,800
  Weatherford Enterra, Inc. (a)...................         49,753       1,915,491
                                                                   --------------
                                                                       76,546,042
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Crescent Operating, Inc.........................         17,460         209,520
  Crescent Real Estate Equities, Inc..............        174,600       5,543,550
                                                                   --------------
                                                                        5,753,070
                                                                   --------------
RETAIL -- 3.7%
  American Stores Co..............................        479,200      23,660,500
  Bombay Company, Inc. (a)........................        148,500         742,500
  Charming Shoppes, Inc. (a)......................        865,900       4,518,916
  Costco Companies, Inc...........................        429,300      14,113,238
  CVS Corp........................................        259,500      13,299,375
  Dillards, Inc. (Class 'A' Stock)................         33,900       1,173,788

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Federated Department Stores, Inc. (a)...........        387,400  $   13,462,150
  Home Depot, Inc.................................        259,500      17,889,281
  Jan Bell Marketing, Inc. (a)....................        161,500         393,656
  K mart Corp. (a)................................        319,300       3,911,425
  Kroger Co. (a)..................................        559,100      16,213,900
  Liz Claiborne, Inc..............................        309,500      14,430,438
  Rite Aid Corp...................................        199,700       9,960,038
  Safeway, Inc. (a)...............................        449,200      20,719,350
  Sears, Roebuck & Co.............................        299,500      16,098,125
  Tandy Corp......................................         25,000       1,400,000
  Toys 'R' Us, Inc. (a)...........................         93,100       3,258,500
                                                                   --------------
                                                                      175,245,180
                                                                   --------------
RUBBER -- 0.1%
  Goodyear Tire & Rubber Co.......................         41,800       2,646,463
                                                                   --------------
SOFTWARE -- 0.3%
  Microsoft Corp., (a)............................         99,800      12,612,225
                                                                   --------------
TELECOMMUNICATIONS -- 1.5%
  Alcatel Alsthom, ADR, (France)..................        133,400       3,368,350
  Ascend Communications, Inc. (a).................        287,500      11,320,313
  Deutsche Telekom, ADR, (Germany)................         48,100       1,160,413
  Qualcomm Inc....................................        329,400      16,758,225
  Tellabs, Inc. (a)...............................        329,400      18,405,225
  Worldcom Inc....................................        638,900      20,444,800
                                                                   --------------
                                                                       71,457,326
                                                                   --------------
TEXTILES -- 0.2%
  Fieldcrest Cannon, Inc. (a).....................         71,300       1,354,700
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...         77,500       2,402,500
  Owens-Illinois, Inc. (a)........................         61,300       1,900,300
  Phillips-Van Heusen Corp........................        101,100       1,516,500
  Tultex Corp. (a)................................         94,200         576,975
                                                                   --------------
                                                                        7,750,975
                                                                   --------------
TOBACCO -- 0.5%
  Bat Industries, PLC, ADR, (United Kingdom)......        112,500       2,060,156
  Phillip Morris Co. Inc.,........................        488,200      21,659,438
  UST, Inc........................................         38,600       1,071,150
                                                                   --------------
                                                                       24,790,744
                                                                   --------------
TOYS -- 0.5%
  Hasbro Inc......................................        399,300      11,330,138
  Mattel Inc......................................        400,551      13,568,665
                                                                   --------------
                                                                       24,898,803
                                                                   --------------
TRUCKING/SHIPPING -- 0.0%
  Yellow Corp.....................................         76,800       1,718,400
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,411,014,017)..........................................   1,536,925,343
                                                                   --------------
PREFERRED STOCKS -- 0.9%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Corp............................        225,900       6,099,300
  Central Hispano Financial Services..............      1,000,000      25,700,000
                                                                   --------------
                                                                       31,799,300
                                                                   --------------
LEISURE -- 0.2%
  Hilton Hotels (Conv.)...........................        427,800      10,801,950
                                                                   --------------
OIL & GAS -- 0.0%
  Mesa, Inc.......................................        169,210       1,131,592
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $42,991,696).............................................      43,732,842
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 60.1%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   4,875  $    5,000,239
                                                                             --------------
AIRLINES -- 3.2%
  Delta Air Lines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      24,441,400
    10.375%, 02/01/11.............................      Baa3         28,405      35,521,021
  United Air Lines, Inc.,
    9.75%, 08/15/21...............................      Baa3         10,125      12,089,047
    10.67%, 05/01/04..............................      Baa3         46,665      54,780,977
    11.21%, 05/01/14..............................      Baa3         18,433      24,132,299
                                                                             --------------
                                                                                150,964,744
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.2%
  Banc One Credit Card Master Trust,
    7.75%, 12/15/99...............................       A2           5,100       5,138,250
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,650       4,450,887
                                                                             --------------
                                                                                  9,589,137
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 3.8%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Columbia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,678,750
  Banco Ganadero, S.A., M.T.N., (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,646,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05...............................       A3          10,000       9,531,300
    8.25%, 03/15/16...............................       A3           7,500       7,182,188
    8.375%, 01/15/27..............................       A3          40,000      38,180,000
  Kansallis-Osake Pankki, N.Y., (Finland),
    6.125%, 05/15/98..............................       A3           6,160       6,153,840
    8.65%, 01/01/49...............................       A3          10,000      10,375,000
    9.75%, 12/15/98...............................       A3          16,950      17,716,988
  Okobank, (Finland),
    7.27%, 10/29/49...............................       A3           9,000       9,180,000
    7.375%, 09/27/49..............................       A3          18,750      19,078,125
    7.387%, 10/29/49..............................       A3           3,500       3,570,000
  Siam Commercila, (Thailand),
    7.50%, 03/15/06...............................       A3          14,500      13,898,613
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000       9,810,000
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16...............................       A3          20,000      19,090,500
                                                                             --------------
                                                                                177,092,054
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.9%
  Comcast Corp.,
    8.375%, 05/01/07..............................      Ba1           5,000       5,193,750
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Baa2          5,545       5,856,740
  TCI-Communications, Inc.,
    6.875%, 02/15/06..............................      Ba1          10,000       9,458,300
    8.25%, 01/15/03...............................      Ba1           2,000       2,069,660
    8.75%, 08/01/15...............................      Ba1          15,450      16,193,145
    9.80%, 02/01/12...............................      Ba1          29,750      34,051,552
    9.875%, 06/15/22..............................      Ba1          12,900      14,751,537
                                                                             --------------
                                                                                 87,574,684
                                                                             --------------
CONSULTING -- 1.3%
  Comdisco, Inc., M.T.N.,
    5.54%, 01/26/98...............................      Baa1         12,500      12,459,500
    6.09%, 11/09/98...............................      Baa1         34,000      33,963,960

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
    6.29%, 10/22/98...............................      Baa1      $   5,000  $    5,008,600
    6.689%, 05/22/98..............................      Baa1          9,000       9,038,880
                                                                             --------------
                                                                                 60,470,940
                                                                             --------------
CONSUMER PRODUCTS -- 0.4%
  James River Corp.,
    7.75%, 11/15/23...............................      Baa3         17,800      17,011,282
                                                                             --------------
CONSUMER SERVICES -- 0.2%
  Digital Equipment Corp.,
    7.125%, 10/15/02..............................      Ba1           6,700       6,560,707
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,497,300
                                                                             --------------
                                                                                  9,058,007
                                                                             --------------
ENERGY -- 0.2%
  Gulf Canada Resources, (Canada),
    8.25%, 03/15/17...............................      Ba1           7,500       7,687,500
                                                                             --------------
FINANCIAL SERVICES -- 15.9%
  American General
    Finance, Inc.,
    7.57%, 12/01/45...............................       A1          22,200      20,956,800
    8.125%, 03/15/46..............................       A1          50,000      50,323,500
  Aon Corp.,
    8.205%, 01/01/27..............................       A3          29,200      29,965,622
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       8,791,200
  Bear Stearns & Co.,
    6.50%, 07/05/00...............................       A2          20,000      19,946,200
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         10,050      10,096,029
  Central Hispano Financial Services (Portugal)
    6.125%, 04/28/05..............................       A3          10,000      10,009,000
  Conseco, Inc.,
    8.70%, 11/15/26...............................      Ba2          37,513      38,393,669
    8.796%, 04/01/27..............................      Ba2          20,000      20,371,600
  Cullen Frost Capital Inc.,
    8.42%, 02/01/27...............................       NR          33,450      33,533,625
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2         11,500      11,329,455
    6.95%, 03/01/04...............................      Baa2         27,500      27,242,187
    7.00%, 06/15/00...............................      Baa3         30,000      30,210,300
    7.50%, 06/15/03...............................      Baa2          5,000       5,098,650
    7.875%, 03/15/98..............................      Baa2          9,925      10,037,053
    8.75%, 12/15/99...............................      Baa2          5,000       5,239,050
  First Tennessee National Corp., B.A.,
    8.07%, 01/06/27...............................       A3          11,150      10,859,821
  First Union Corp.,
    9.45%, 06/15/99...............................       A3           4,000       4,218,160
  First USA Bank,
    5.763%, 01/13/98..............................      Aa2          20,000      20,014,200
    8.20%, 02/15/98...............................      Aa2          11,500      11,628,800
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         19,300      19,246,346
  GreenPoint Financial Corp.,
    9.10%, 06/01/27...............................      Ba1          12,500      12,588,750
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99 (b)...........................      Baa1          6,000       6,014,700
    6.84%, 09/25/98 (b)...........................      Baa1         30,000      30,217,500
    6.89%, 10/10/00 (b)...........................      Baa1         10,545      10,574,421
    7.125%, 07/15/02 (b)..........................      Baa1         16,000      15,949,440
  Long Island Savings Bank,
    7.00%, 06/13/02...............................      Baa3         15,000      14,998,800
  Lumbermens Mutual Casualty Co.,
    9.15%, 07/01/26...............................      Baa1         37,625      41,131,838

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3       $  15,000  $   15,017,100
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           8,950       9,712,182
  Riggs National Corp.,
    8.875%, 03/15/27..............................      Baa3         14,650      14,869,750
  Salomon, Inc.,
    6.50%, 03/01/00...............................      Baa1         38,500      38,305,960
    6.59%, 02/21/01...............................      Baa1         42,500      42,006,575
    6.75%, 02/15/03...............................      Baa1          5,000       4,894,250
    7.00%, 03/04/02...............................      Baa1         32,000      31,851,200
    7.25%, 05/01/01...............................      Baa1          8,625       8,725,050
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.38%, 02/16/99...............................       A2          25,000      25,053,500
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       8,928,720
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      20,306,365
                                                                             --------------
                                                                                748,657,368
                                                                             --------------
FOOD & BEVERAGE -- 0.4%
  Coca-Cola Enterprises, Inc.,
    6.50%, 11/15/97...............................       A3           3,750       3,757,162
  RJR Nabisco, Inc.,
    8.125%, 09/27/05..............................      Baa3          5,000       4,983,350
    8.50%, 07/01/07...............................      Baa3          6,000       5,980,020
    8.75%, 08/15/05...............................      Baa3          4,000       4,059,800
                                                                             --------------
                                                                                 18,780,332
                                                                             --------------
INDUSTRIAL -- 0.9%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,448,000
  Reliance Industries Ltd.,
    8.125%, 09/27/05..............................      Baa3         15,000      15,037,500
    8.25%, 01/15/27...............................      Baa3         19,000      19,047,500
                                                                             --------------
                                                                                 41,533,000
                                                                             --------------
MEDIA -- 7.9%
  News America Holdings, Inc.,
    7.375%, 10/17/08..............................      Baa3         28,000      27,718,600
    7.75%, 12/01/45...............................      Baa3         19,000      17,784,190
    8.15%, 10/17/36...............................      Baa3         21,500      21,196,205
    9.25%, 02/01/13...............................      Baa3         25,550      28,487,483
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,436,822
  Time Warner, Inc.,
    7.75%, 06/15/05...............................      Ba1          15,000      15,243,750
    8.11%, 08/15/06...............................      Ba1          23,250      24,142,568
    8.18%, 08/15/07...............................      Ba1          38,415      39,994,241
    8.375%, 07/15/33..............................      Baa1         37,450      38,240,570
    9.125%, 01/15/13..............................      Ba1          14,270      15,778,624
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Baa1          5,325       5,522,824
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Baa1         71,325      68,586,120
    7.75%, 06/01/05...............................      Ba2          62,025      61,555,471
                                                                             --------------
                                                                                370,687,468
                                                                             --------------
OFFICE EQUIPMENT -- 1.0%
  Xerox Corp.,
    8.00%, 02/01/27...............................       A2          48,450      48,450,000
                                                                             --------------
OIL & GAS -- 0.8%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa3          4,000       3,924,000
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................       NR           8,250       8,250,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Parker & Parsley
    Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3      $   3,000  $    3,144,450
  Petroliam Nasional, (Malaysia),
    6.625%, 10/18/01..............................       NR          22,000      21,805,080
                                                                             --------------
                                                                                 37,123,530
                                                                             --------------
PAPER & FOREST -- 0.4%
  Fort Howard Corp.,
    8.25%, 02/01/02...............................      Baa3          7,000       7,315,000
    9.25%, 03/15/01...............................      Baa3         11,300      12,034,500
                                                                             --------------
                                                                                 19,349,500
                                                                             --------------
RAILROADS -- 0.5%
  Norfolk Southern Corp. BD,
    7.05%, 05/01/37...............................      Baa1         25,000      25,375,000
                                                                             --------------
RETAIL -- 2.6%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Baa2         60,530      63,188,478
    8.50%, 06/15/03...............................      Baa2         36,600      38,833,332
    10.00%, 02/15/01..............................      Baa2         15,350      16,839,717
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       4,935,625
                                                                             --------------
                                                                                123,797,152
                                                                             --------------
TECHNOLOGY -- 0.4%
  Comdisco, Inc., M.T.N.,
    6.375%, 11/30/01..............................      Baa1         21,500      21,046,135
                                                                             --------------
TELECOMMUNICATIONS -- 2.9%
  Southern New England Telephone Co.,
    7.25%, 12/15/33...............................      Aa2          35,000      33,075,000
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      Ba1           9,350       9,128,872
    8.25%, 01/15/03...............................      Ba1          20,000      20,696,600
    9.25%, 04/15/02...............................      Ba1           9,500      10,193,690
    9.80%, 02/01/12...............................      Ba1          21,500      24,608,685
  Total Access Communications, (Thailand),
    8.375%, 11/04/06..............................      Ba1          33,000      32,276,310
  Worldcom, Inc.,
    7.75%, 04/01/27...............................      Ba1           4,500       4,709,430
                                                                             --------------
                                                                                134,688,587
                                                                             --------------
TOBACCO -- 1.0%
  Phillip Morris Co. Inc.,
    6.375%, 02/01/06..............................       A2          17,675      16,713,126
    7.20%, 02/01/07...............................       A2          31,915      31,637,978
                                                                             --------------
                                                                                 48,351,104
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp., M.T.N.,
    10.00%, 06/01/98..............................      Baa2          3,000       3,096,000
    10.05%, 06/15/99..............................      Baa2            500         530,995
                                                                             --------------
                                                                                  3,626,995
                                                                             --------------
UTILITIES -- 2.6%
  Arkla, Inc., M.T.N.,
    9.25%, 12/18/97...............................      Baa3          3,000       3,033,960
  Clevland Electric Illuminating Company,
    7.19%, 07/01/00...............................      Ba2          19,000      19,067,260
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         41,000      40,942,190
    7.375%, 01/15/07..............................      Baa           5,000       5,012,700
    7.625%, 01/15/07..............................      Baa          16,000      16,040,640

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Quezon Power, (Philippines),
    8.86%, 06/15/17...............................      Ba1       $   5,000  $    5,000,000
  Southern California, Edison Co.,
    7.125%, 07/15/25..............................       A1          35,000      32,850,650
                                                                             --------------
                                                                                121,947,400
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.1%
  Federal National Mortgage Association,
    7.17%, 06/26/07...............................                   15,000      14,920,350
  Fleet Financial Group, Inc.,
    7.35%, 05/15/03...............................                   11,000      11,165,000
  United States Treasury Notes,
    5.875%, 01/31/99..............................                   35,000      34,928,950
    5.875%, 02/15/04..............................                       25          24,223
    6.25%, 07/31/98...............................                   17,500      17,571,050
    6.25%, 06/30/02...............................                   17,400      17,296,644
    6.25%, 02/15/03...............................                    2,450       2,430,865
    6.50%, 04/30/99...............................                   11,000      11,082,500
    6.50%, 10/15/06...............................                    3,200       3,186,496
    6.50%, 11/15/26...............................                   37,600      36,060,656
    7.125%, 09/30/99..............................                   38,000      38,777,860
    7.25%, 05/15/04...............................                    3,000       3,127,020
                                                                             --------------
                                                                                190,571,614
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 7.3%
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          10,000      10,000,000
  Republic of Argentina,
    6.75%, 03/31/05 (b)...........................       B1          21,340      20,059,600
  Republic of Colombia,
    7.125%, 05/11/98..............................      Baa3          2,775       2,795,813
    7.625%, 02/15/07..............................      Baa3         45,000      43,848,000
    8.00%, 06/14/01...............................      Baa3          2,250       2,287,170
    8.75%, 10/06/99...............................      Baa3         12,325      12,890,348
  Republic of Panama,
    3.50%, 07/17/14...............................      Ba1          25,000      19,281,250
  Republic of Poland,
    4.00%, 10/27/14...............................      Baa3        155,500     132,758,125
  Republic of South Africa,
    8.50%, 06/23/17...............................      Baa3         31,000      30,845,000
  Republic of Venezuela,
    6.75%, 12/18/07...............................      Ba2          36,000      33,390,000
  Royal Bank of Canada,
    6.75%, 10/24/11...............................      Aa3          17,400      16,860,600
  Russian Ministry of Finance,
    10.00%, 06/26/07..............................      Ba2          17,000      16,940,500
                                                                             --------------
                                                                                341,956,406
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,793,785,647)....................................................   2,820,390,178
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,247,791,360)....................................................   4,401,048,363
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.5%
BANK-RELATED INSTRUMENTS
  Avco Financial Services, Inc.,
    5.46%, 11/17/97...............................       P1           2,000       1,999,891
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurian Bank,
    5.408%, 12/09/97..............................       NR           4,000       4,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  First Bank National Association,
    5.28%, 10/24/97...............................       P3       $   2,000  $    1,999,564
    5.585%, 11/19/97..............................       P3           2,000       2,000,000
  Key Bank, N.A.,
    5.608%, 08/21/97..............................       NR           1,000         999,970
                                                                             --------------
                                                                                  8,999,534
                                                                             --------------
CERTIFICATES OF DEPOSIT - EURO -- 0.1%
  Abbey National, Plc,
    5.50%, 11/21/97...............................       P1           1,000         999,184
  Australia - New Zealand,
    5.52%, 06/16/97...............................       P3           2,000       2,000,067
                                                                             --------------
                                                                                  2,999,251
                                                                             --------------
CERTIFICATES OF DEPOSIT - YANKEE -- 0.9%
  Banque Nationale De Paris, (France)
    5.58%, 04/02/97...............................       NR           3,000       2,999,993
    5.74%, 08/20/97...............................       NR           1,000       1,000,000
  Berliner Handels, (Germany),
    5.62%, 08/11/97...............................       P3           3,000       3,000,034
  Canadian Imperial Bank, (Canada),
    5.60%, 08/25/97...............................       P3          10,000      10,000,000
    5.68%, 08/19/97...............................       P3           1,000       1,000,000
  Corestates Financial Corp.,
    5.533%, 01/23/98..............................       NR           1,000       1,000,000
    5.626%, 12/19/97..............................       P3           1,000       1,000,000
  Creditanstalt, (Germany)
    5.43%, 04/07/97...............................       NR           5,000       5,000,013
  Deutsche Bank (Germany),
    5.69%, 10/28/97...............................       P3          13,000      12,999,937
  Royal Bank of Canada,
    5.91%, 06/17/98...............................       P3           3,000       2,998,345
  Societe Generale, (France)
    5.75%, 12/22/97...............................       P1           2,000       2,000,346
                                                                             --------------
                                                                                 42,998,668
                                                                             --------------
COMMERCIAL PAPER -- 3.3%
  Acquisition Holding Company,
    5.60%, 07/16/97...............................       NR           1,000         997,667
  Aetna Services, Inc.,
    5.57%, 07/15/97...............................       NR           1,000         997,834
  American General Financial Corp.,
    5.55%, 07/07/97...............................       P1           1,000         999,075
    9.50%, 08/01/97...............................       P1           1,500       1,504,345
  American Honda Finance Corp.,
    5.60%, 07/30/97...............................       P1           8,800       8,760,302
  Aristar, Inc.,
    5.70%, 07/24/97...............................       P2           1,000         996,358
  Asset Securitization Corp.,
    5.56%, 08/18/97...............................       NR           1,000         992,587
  Associates Corp. of North America,
    5.55%, 07/03/97...............................       P1           2,000       1,999,383
  Bear, Stearns & Co.,
    5.58%, 07/08/97...............................       P1           1,000         998,915
  BP America, M.T.N.,
    8.875%, 12/01/97..............................       P3           1,000       1,011,106
  Ciesco Corp.,
    5.60%, 08/14/97...............................       P1           1,000         993,156
  Coca Cola Enterprises, Inc.,
    5.58%, 07/14/97...............................       NR           1,000         997,985
    5.66%, 08/13/97...............................       NR           4,131       4,103,072
  Commerzbank AG,
    5.67%, 08/21/97...............................       P3           1,000         991,968

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Corporate Asset Funding Corp.,
    5.62%, 08/07/97...............................       P1       $   4,000  $    3,976,896
  Corporate Receivables Corp.,
    5.55%, 07/10/97...............................       NR           1,000         998,613
    5.625%, 08/20/97..............................       NR           2,000       1,984,375
  Countrywide Home Loans,
    5.60%, 08/07/97...............................       NR           5,000       4,971,222
  CXC, Inc.,
    5.65%, 08/05/97...............................       NR           4,138       4,115,270
  Dillard Investment Corp.,
    5.55%, 07/23/97...............................       P3           9,300       9,268,458
  Enterprise Funding Corp.,
    5.55%, 07/03/97...............................       NR           2,000       1,999,383
  Falcon Asset Securitization,
    5.55%, 07/08/97...............................       P1           3,927       3,922,762
  Finova Capital Corp.,
    5.60%, 07/09/97...............................       NR           1,000         998,756
    5.71%, 07/15/97...............................       NR           1,000         997,779
  First Chicago Corp.,
    5.56%, 08/19/97...............................       P3           1,000         992,432
  First Data Corp.,
    5.68%, 08/19/97...............................       NR           1,000         992,269
  Ford Motor Credit,
    5.55%, 07/09/97...............................       P1           8,200       8,189,887
  General Electric Capital Services, Inc.,
    5.70%, 11/05/97...............................       P1           5,000       4,899,458
    5.70%, 01/12/98...............................       P1           5,000       4,845,625
  General Motors Acceptance Corp.,
    5.59%, 07/07/97...............................       P1           5,000       4,995,342
  General Signal Corp.,
    5.58%, 07/08/97...............................       NR           1,693       1,691,163
    5.58%, 07/18/97...............................       NR           2,585       2,578,189
  Indosuez N. A., Inc,
    5.66%, 07/07/97...............................       NR           1,270       1,268,802
  John Deere Capital Corp.,
    5.54%, 07/09/97...............................       P1           1,000         998,769
  Johnson Controls Inc.,
    5.60%, 07/07/97...............................       P2           9,525       9,516,110
  Lehman Brothers Holdings, Inc.,
    5.75%, 07/02/97...............................       NR           3,000       2,999,521
  MCI Communications Corp.,
    5.45%, 07/07/97...............................       NR           1,000         999,092
    5.54%, 07/07/97...............................       NR           3,000       2,997,230
  Mitsubishi International Corp.,
    6.00%, 07/08/97...............................       P1             780         779,090
  National Australia Bank,
    5.80%, 10/03/97...............................       NR           4,000       4,000,588
  National Bank of Canada,
    5.41%, 07/07/97...............................       P3           3,000       2,997,295
  Newell Co.,
    5.60%, 08/20/97...............................       NR           1,000         992,222
  NYNEX Corp.,
    5.65%, 07/14/97...............................       P3           3,000       2,993,879
  Potomac Electric Power Co.,
    5.52%, 07/28/97...............................       P1           6,000       5,975,160
  Rank Xerox Capital PLC.,
    5.56%, 08/20/97...............................       NR           1,000         992,278
  Rubbermaid, Inc.,
    5.57%, 08/05/97...............................       NR           1,362       1,354,624
  Short Term Repack Asset,
    6.00%, 12/15/97...............................       NR           4,000       3,999,608
  Smith Barney,
    5.55%, 07/07/97...............................       NR           2,415       2,412,766
  Societe Generale,
    5.70%, 12/19/97...............................       P1           7,900       7,898,452

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Sonoco Products,
    6.30%, 07/01/97...............................       P1       $   1,360  $    1,360,000
  Svenska Handelsbanken,
    5.62%, 08/14/97...............................       NR           9,000       8,938,180
  Triple-A One Plus Funding,
    5.70%, 07/07/97...............................       NR           4,000       3,996,200
                                                                             --------------
                                                                                156,231,498
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.1%
  Barton Capital Corp.,
    5.70%, 08/15/97...............................       NR           1,968       1,953,978
  Capital Equipment Receivable Trust,
    5.60%, 10/15/97...............................       NR             944         944,395
  Credit Agricole Indosue,
    5.63%, 08/11/97...............................       NR           1,000       1,000,028
                                                                             --------------
                                                                                  3,898,401
                                                                             --------------
REPURCHASE AGREEMENTS -- 0.9%
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97 (cost $40,325,000; Note 5)....                   40,325      40,325,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $257,452,243)......................................................     257,452,243
                                                                             --------------
TOTAL INVESTMENTS BEFORE SHORT SALE -- 99.3%
  (cost $4,505,243,603; Note 6)............................................   4,658,500,606
                                                                             --------------
                                                      PRINCIPAL
                                                       AMOUNT          VALUE
INVESTMENTS SOLD SHORT -- (0.3%)                        (000)         (NOTE 2)
                                                    -------------  --------------
 United States Treasury Notes,
    6.25%, 06/30/02...............................          4,600      (4,572,676)
    6.625%, 05/15/07..............................          9,900      (9,981,972)
                                                                   --------------
TOTAL INVESTMENTS SOLD SHORT
  (proceeds $14,574,078; Note 2).................................     (14,554,648)
                                                                   --------------
TOTAL INVESTMENTS, NET OF SHORT SALES -- 99.0%...................
                                                                    4,643,945,958
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C) -- 0.1%...........
                                                                        2,594,875
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%....................
                                                                       60,749,935
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $4,707,290,768
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    M.T.N.  Medium Term Note
    ADR     American Depository Receipt
    PLC     Public Limited Company
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.
(b)  Indicates a variable rate security.
(c)  Open futures contracts as of June 30, 1997 are as follows:.

                                                       VALUE AT
  NUMBER OF                   EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS        TYPE         DATE     TRADE DATE      1997      APPRECIATION
    Long
 Positions:
               U.S. Long
    3,716      Bond            Sep 97    $404,381,438 $412,708,250 $8,326,812
               U.S. 10 Yr
    1,468      TNote           Sep 97    $156,316,656 $158,360,500 $2,043,844

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                           FLEXIBLE MANAGED PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.2%
                                                                       VALUE
COMMON STOCKS -- 56.7%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.8%
  AlliedSignal, Inc...............................        325,700  $   27,358,800
  Boeing Co.......................................        334,000      17,722,875
  GenCorp, Inc....................................        428,200       9,902,125
  Litton Industries, Inc. (a).....................        164,400       7,942,575
  Parker-Hannifin Corp............................        125,000       7,585,937
  UNC, Inc. (a)...................................        189,800       2,775,825
  United Technologies Corp........................        270,100      22,418,300
                                                                   --------------
                                                                       95,706,437
                                                                   --------------
AIRLINES -- 1.1%
  AMR Corp. (a)...................................        466,000      43,105,000
  USAir Group, Inc. (a)...........................        491,700      17,209,500
                                                                   --------------
                                                                       60,314,500
                                                                   --------------
APPAREL MANUFACTURING -- 0.5%
  Liz Claiborne, Inc..............................        431,400      20,114,025
  Phillips-Van Heusen Corp........................        412,600       6,189,000
                                                                   --------------
                                                                       26,303,025
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Chrysler Corp...................................        632,700      20,760,469
  Ford Motor Co...................................        201,300       7,599,075
  General Motors Corp.............................        316,400      17,619,525
  Mascotech, Inc..................................        411,300       8,585,887
  Smith (A.O.) Corp...............................        306,300      10,892,794
  Titan International, Inc........................        440,700       7,767,337
                                                                   --------------
                                                                       73,225,087
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.7%
  BankAmerica Corp................................        132,600       8,560,987
  Chase Manhattan Corp............................        278,400      27,022,200
  First Union Corp................................        250,600      23,180,500
  PNC Bank Corp...................................        417,600      17,382,600
  Signet Banking, Corp............................        411,400      14,810,400
                                                                   --------------
                                                                       90,956,687
                                                                   --------------
CHEMICALS -- 1.6%
  E.I. du Pont de Nemours & Co....................        323,000      20,308,625
  Ferro Corp......................................        391,300      14,502,556
  IMC Global, Inc.................................        348,000      12,180,000
  M.A. Hanna Co...................................        448,200      12,913,762
  Millennium Chemicals, Inc. (a)..................        637,700      14,507,675
  OM Group, Inc...................................        275,900       9,139,187
                                                                   --------------
                                                                       83,551,805
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.7%
  Morton International, Inc.......................        584,600      17,647,612
  Praxair, Inc....................................        403,700      22,607,200
                                                                   --------------
                                                                       40,254,812
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  BW/IP, Inc. (Class 'A' Stock)...................        246,400       5,005,000
  IMO Industries, Inc. (a)........................        408,500       2,399,937
                                                                   --------------
                                                                        7,404,937
                                                                   --------------
COMPUTER SERVICES -- 2.0%
  Cabletron Systems, Inc. (a).....................         62,700       1,775,194
  Cadence Design Systems, Inc. (a)................        709,800      23,778,300
  Ceridian Corp. (a)..............................        542,800      22,933,300
  Computer Associates International, Inc..........        320,100      17,825,569
  Computer Sciences Corp. (a).....................         90,000       6,491,250
  Microsoft Corp. (a).............................        139,200      17,591,400
  Oracle Corp. (a)................................        368,800      18,578,300
                                                                   --------------
                                                                      108,973,313
                                                                   --------------
COMPUTERS -- 2.2%
  Compaq Computer Corp. (a).......................        226,100      22,440,425
  Digital Equipment Corp. (a).....................        399,700      14,164,369

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  International Business Machines Corp............        507,700  $   45,788,194
  Sun Microsystems, Inc. (a)......................        849,000      31,598,719
                                                                   --------------
                                                                      113,991,707
                                                                   --------------
CONSUMER SERVICES -- 0.3%
  ADT Ltd. (a)....................................        392,300      12,945,900
  SPS Transaction Services, Inc. (a)..............        127,100       2,351,350
                                                                   --------------
                                                                       15,297,250
                                                                   --------------
CONSTRUCTION -- 0.6%
  Halter Marine Group.............................         79,100       1,898,400
  Oakwood Homes Corp..............................        606,400      14,553,600
  Standard Pacific Corp...........................        670,400       6,871,600
  Webb Corp.......................................        611,100       9,930,375
                                                                   --------------
                                                                       33,253,975
                                                                   --------------
CONTAINERS & PACKAGING -- 0.2%
  Owens-Illinois, Inc. (a)........................        250,000       7,750,000
  Sealed Air Corp. (a)............................         37,800       1,795,500
                                                                   --------------
                                                                        9,545,500
                                                                   --------------
COSMETICS & SOAPS -- 0.4%
  Procter & Gamble Co.............................        139,200      19,662,000
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  RJR Nabisco Holdings Corp.......................        538,700      17,777,100
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.6%
  Cognizant Corp..................................        445,700      18,050,850
  Energy Group, PLC, ADR, (United Kingdom)........        218,900       9,275,887
  General Electric Co.............................        640,300      41,859,612
  Whitman Corp....................................        578,000      14,630,625
                                                                   --------------
                                                                       83,816,974
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 4.8%
  Amgen, Inc. (a).................................        535,400      31,120,125
  Baxter International, Inc.......................        389,700      20,361,825
  Biogen, Inc. (a)................................        817,800      27,702,975
  Guidant Corp....................................        258,600      21,981,000
  Johnson & Johnson...............................        153,100       9,855,812
  Medtronic, Inc..................................        289,600      23,457,600
  Merck & Co., Inc................................        277,500      28,721,250
  Novartis Corp., AG, ADR (Switzerland)...........        250,600      20,048,000
  Pfizer, Inc.....................................        152,000      18,164,000
  Smithkline Beecham, PLC, ADR (United Kingdom)...        320,100      29,329,162
  United States Surgical Corp.....................        231,300       8,615,925
  Warner-Lambert Co...............................        111,400      13,841,450
                                                                   --------------
                                                                      253,199,124
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.6%
  Baldor Electric Co..............................              1              30
  Belden, Inc.....................................        292,200       9,953,062
  Westinghouse Electric Corp......................      1,012,600      23,416,375
                                                                   --------------
                                                                       33,369,467
                                                                   --------------
ELECTRONICS -- 0.7%
  Honeywell, Inc..................................        362,000      27,466,750
  Maxim Integrated Products, Inc. (a).............        153,100       8,707,562
                                                                   --------------
                                                                       36,174,312
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        259,600       4,867,500
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.6%
  U.S.A. Waste Services, Inc. (a).................        800,200      30,907,725
                                                                   --------------
FINANCIAL SERVICES -- 3.1%
  Federal National Mortgage Association...........        501,100      21,860,487
  Lehman Brothers Holdings, Inc...................      1,087,300      44,035,650
  Merrill Lynch & Co., Inc........................        253,100      15,091,087

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Morgan Stanley Group, Inc.......................        234,995  $   10,119,472
  Morgan Stanley, Dean Witter Discover & Co.......        431,800      18,594,387
  Salomon, Inc....................................        442,900      24,636,312
  Schwab (Charles) Corp...........................        427,500      17,393,906
  State Street Boston Corp........................        222,700      10,299,875
                                                                   --------------
                                                                      162,031,176
                                                                   --------------
FOOD & BEVERAGES -- 0.7%
  Anheuser-Busch Companies, Inc...................        431,400      18,091,837
  Quaker Oats Co..................................        389,700      17,487,787
                                                                   --------------
                                                                       35,579,624
                                                                   --------------
FOREST PRODUCTS -- 1.0%
  Champion International Corp.,...................        412,200      22,774,050
  Louisiana-Pacific Corp..........................        412,200       8,707,725
  Mead Corp.......................................        206,600      12,860,850
  Willamette Industries, Inc......................        150,800      10,556,000
                                                                   --------------
                                                                       54,898,625
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.6%
  Healthsouth Corp. (a)...........................      1,197,100      29,852,681
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.4%
  Gillette Co.....................................        100,000       9,475,000
  Leggett & Platt, Inc............................        249,500      10,728,500
                                                                   --------------
                                                                       20,203,500
                                                                   --------------
HOUSING RELATED -- 0.4%
  Hanson, PLC, ADR (United Kingdom)...............        223,100       5,577,500
  Owens Corning...................................        429,000      18,500,625
                                                                   --------------
                                                                       24,078,125
                                                                   --------------
INSURANCE -- 4.4%
  Aetna, Inc......................................        278,400      28,501,200
  Allstate Corp...................................        320,100      23,367,300
  Berkley (WR) Corp...............................        124,300       7,318,162
  Chubb Corp......................................        334,000      22,336,250
  CIGNA Corp......................................         55,600       9,869,000
  Equitable of Iowa Companies.....................        235,800      13,204,800
  Financial Security Assurance Holdings, Ltd......        148,500       5,782,219
  PennCorp Financial Group, Inc...................        349,600      13,459,600
  Provident Companies, Inc........................        116,300       6,222,050
  Reinsurance Group of America, Inc...............        335,400      19,285,500
  TIG Holdings, Inc...............................        372,300      11,634,375
  Travelers Group Inc.............................        325,701      20,539,519
  Trenwick Group, Inc.............................        289,700      10,863,750
  United Healthcare Corp..........................        445,400      23,160,800
  Western National Corp...........................        575,900      15,441,319
                                                                   --------------
                                                                      230,985,844
                                                                   --------------
LEISURE -- 0.7%
  Carnival Corp. (Class 'A' Stock)................        612,400      25,261,500
  Hilton Hotels Corp..............................        369,100       9,804,219
                                                                   --------------
                                                                       35,065,719
                                                                   --------------
MACHINERY -- 1.4%
  Case Corp.......................................        684,700      47,158,712
  DT Industries, Inc..............................        155,600       5,562,700
  Global Industrial Technologies, Inc. (a)........        273,600       5,608,800
  Paxar Corp......................................        809,500      15,279,313
                                                                   --------------
                                                                       73,609,525
                                                                   --------------
MANUFACTURING -- 0.9%
  Illinois Tool Works, Inc........................        278,400      13,902,600
  Tyco International, Ltd.........................        454,601      31,623,182
                                                                   --------------
                                                                       45,525,782
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MEDIA -- 1.0%
  Central Newspapers, Inc. (Class 'A' Stock)......        217,600  $   15,585,600
  Gannett Co., Inc................................        125,300      12,373,375
  Houghton Mifflin Co.............................        127,600       8,517,300
  Knight-Ridder, Inc..............................        253,000      12,412,813
  Lee Enterprises, Inc............................        221,400       5,839,425
                                                                   --------------
                                                                       54,728,513
                                                                   --------------
METALS-FERROUS -- 0.7%
  Bethlehem Steel Corp. (a).......................        588,900       6,146,644
  LTV Corp........................................        892,000      12,711,000
  Material Sciences Corp. (a).....................        421,800       6,511,538
  National Steel Corp. (Class 'B' Stock) (a)......        183,200       3,080,050
  USX-U.S. Steel Group............................        265,100       9,295,069
                                                                   --------------
                                                                       37,744,301
                                                                   --------------
METALS-NON FERROUS -- 0.9%
  Aluminum Company of America.....................        507,400      38,245,275
  Potash Corp. of Saskatchewan, Inc. (Canada).....        122,500       9,195,156
                                                                   --------------
                                                                       47,440,431
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  Coltec Industries, Inc..........................        190,000       3,705,000
  Donaldson, Co...................................        237,800       9,036,400
  IDEX Corp.......................................        261,500       8,629,500
  Mark IV Industries, Inc.........................        376,900       9,045,600
  Trinity Industries, Inc.........................        227,000       7,207,250
  Wolverine Tube, Inc. (a)........................        164,600       4,588,225
  York International Corp.........................        117,200       5,391,200
                                                                   --------------
                                                                       47,603,175
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Unilever N.V., ADR (United Kingdom).............        116,800      25,462,400
                                                                   --------------
OIL & GAS -- 3.0%
  Basin Exploration, Inc. (a).....................         75,700         586,675
  Cabot Oil & Gas Corp. (Class 'A' Stock).........        385,700       6,797,963
  Cross Timbers Oil Co............................        442,600       8,520,050
  Enron Oil & Gas Co..............................        210,600       3,817,125
  J. Ray McDermott, SA............................        713,300      19,259,100
  McDermott International, Inc....................      1,345,700      39,277,619
  Mesa, Inc., (a).................................      1,905,400      10,956,050
  Murphy Oil Corp.................................        120,900       5,893,875
  Noble Affiliates, Inc...........................        444,100      17,181,119
  Seagull Energy Corp. (a)........................        260,200       4,553,500
  Total SA (Class'B' Stock) (France)..............        194,700       9,856,688
  Unocal Corp.....................................        598,400      23,225,400
  Western Gas Resources, Inc.,....................        448,500       8,745,750
                                                                   --------------
                                                                      158,670,914
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.6%
  Elf Aquitaine SA, ADR (France)..................        544,200      29,624,888
                                                                   --------------
OIL & GAS SERVICES -- 2.5%
  Apache Corporation..............................        765,500      24,878,750
  Coflexip, ADR (France)..........................        454,300      13,685,788
  Halliburton Co..................................        473,200      37,501,100
  ICO, Inc........................................        335,100       1,738,331
  Oryx Energy Co. (a).............................        537,500      11,354,688
  Parker & Parsley Petroleum Co...................      1,031,300      36,482,238
  Weatherford Enterra, Inc. (a)...................        203,300       7,827,050
                                                                   --------------
                                                                      133,467,945
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.4%
  Crescent Operating, Inc.........................         71,240         854,880
  Crescent Real Estate Equities, Inc..............        712,400      22,618,700
                                                                   --------------
                                                                       23,473,580
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL -- 5.0%
  American Stores Co..............................        668,100  $   32,987,438
  Bombay Company, Inc. (a)........................        605,900       3,029,500
  Charming Shoppes, Inc. (a)......................      3,532,600      18,435,756
  Costco Companies, Inc...........................        598,400      19,672,400
  CVS Corp........................................        362,000      18,552,500
  Dillards, Inc. (Class 'A' Stock)................        138,100       4,781,713
  Federated Department Stores, Inc. (a)...........        540,000      18,765,000
  Home Depot, Inc.................................        362,000      24,955,375
  Jan Bell Marketing, Inc. (a)....................        658,700       1,605,581
  K mart Corp. (a)................................      1,302,600      15,956,850
  Kroger Co. (a)..................................        779,500      22,605,500
  Rite Aid Corp...................................        278,400      13,885,200
  Safeway, Inc. (a)...............................        626,400      28,892,700
  Sears, Roebuck & Co.............................        417,600      22,446,000
  Tandy Corp......................................        101,900       5,706,400
  Toys 'R' Us, Inc. (a)...........................        379,600      13,286,000
                                                                   --------------
                                                                      265,563,913
                                                                   --------------
RUBBER -- 0.2%
  Goodyear Tire & Rubber Co.......................        170,800      10,813,775
                                                                   --------------
TELECOMMUNICATIONS -- 2.1%
  Alcatel Alsthom, ADR (France)...................        543,800      13,730,950
  Ascend Communications, Inc. (a).................        400,800      15,781,500
  Deutsche Telekom, ADR (Germany).................        196,100       4,730,913
  Qualcomm Inc....................................        459,300      23,366,888
  Tellabs, Inc. (a)...............................        459,300      25,663,388
  Worldcom Inc....................................        890,700      28,502,400
                                                                   --------------
                                                                      111,776,039
                                                                   --------------
TEXTILES -- 0.3%
  Fieldcrest Cannon, Inc. (a).....................        291,200       5,532,800
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...        316,400       9,808,400
  Tultex Corp. (a)................................        384,400       2,354,450
                                                                   --------------
                                                                       17,695,650
                                                                   --------------
TOBACCO -- 0.9%
  Bat Industries, PLC, ADR (United Kingdom).......        458,600       8,398,113
  Philip Morris Companies, Inc....................        799,100      35,460,063
  UST, Inc........................................        107,500       2,983,125
                                                                   --------------
                                                                       46,841,301
                                                                   --------------
TOYS -- 0.7%
  Hasbro Inc......................................        556,700      15,796,363
  Mattel Inc......................................        558,500      18,919,188
                                                                   --------------
                                                                       34,715,551
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Yellow Corp. (b)................................        313,300       7,010,088
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,641,205,395)..........................................   3,003,016,302
                                                                   --------------

PREFERRED STOCKS -- 0.9%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Financial Services..............      1,000,000      25,700,000
                                                                   --------------
OIL & GAS -- 0.1%
  Mesa, Inc.......................................        690,098       4,615,030
                                                                   --------------
LEISURE -- 0.3%
  Hilton Hotels (Conv.)...........................        611,400      15,437,850
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $44,602,115).............................................      45,752,880
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 36.6%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   4,875  $    5,000,239
                                                                             --------------
AIRLINES -- 2.1%
  Delta Air Lines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      23,628,723
    10.375%, 02/01/11.............................      Baa3         25,750      32,200,890
  United Air Lines, Inc.,
    9.75%, 08/15/21...............................      Baa3         10,125      12,089,047
    10.67%, 05/01/04..............................      Baa3         19,500      22,891,440
    11.21%, 05/01/14..............................      Baa3         17,500      22,910,825
                                                                             --------------
                                                                                113,720,925
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.1%
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,500       4,307,310
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.8%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N. (Colombia)
    8.625%, 06/02/00..............................      Baa3          5,500       5,678,750
  Banco Ganadero, S.A., M.T.N. (Colombia)
    9.75%, 08/26/99 (c)...........................      Baa3          7,300       7,646,750
  Bangkok Bank (Thailand),
    7.25%, 09/15/05...............................       A3          10,000       9,531,300
    8.25%, 03/15/16...............................       A3           7,500       7,182,187
    8.375%, 01/15/27..............................       A3          43,000      41,043,500
  Kansallis-Osake Pankki, (Finland),
    8.65%, 01/01/49(b)............................       A3           9,000       9,337,500
  Okobank (Finland),
    7.27%, 10/29/49(b)............................       A3           9,000       9,180,000
    7.375%, 09/27/49..............................       A3          18,750      19,078,125
    7.387%, 10/29/49(b)...........................       A3           3,500       3,570,000
  Siam Commercila (Thailand)
    7.50%, 03/15/06...............................       A3          14,500      13,898,612
  Svenska Handelsbank (Sweden),
    7.125%, 03/29/49..............................       A1           5,000       4,905,000
  Thai Farmers Bank (Thailand),
    8.25%, 08/21/16...............................       A3          20,000      19,090,500
                                                                             --------------
                                                                                150,142,224
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.4%
  Comcast Corp.,
    8.375%, 05/01/07..............................      Ba1           5,000       5,193,750
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes
    (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,160,000
  TCI-Communications, Inc.,
    8.25%, 01/15/03...............................      Ba1           8,000       8,278,640
    8.75%, 08/01/15...............................      Ba1          17,950      18,813,395
    9.80%, 02/01/12...............................      Ba1          20,750      23,750,242
    9.875%, 06/15/22..............................      Ba1          12,878      14,726,379
                                                                             --------------
                                                                                 72,922,406
                                                                             --------------
CHEMICALS -- 0.6%
  Reliance Industries Ltd. (India),
    9.375%, 06/24/26..............................      Baa3         12,000      13,125,000
    10.25%, 01/15/2097............................      Baa3         15,000      16,260,000
                                                                             --------------
                                                                                 29,385,000
                                                                             --------------
CONSUMER PRODUCTS -- 0.1%
  James River Corp.,
    7.75%, 11/15/23...............................      Baa3          5,000       4,778,450
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSUMER SERVICES -- 0.2%
  Digital Equipment Corp.,
    7.125%, 10/15/02..............................      Ba1       $   9,800  $    9,596,258
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,497,300
                                                                             --------------
                                                                                 12,093,558
                                                                             --------------
ENERGY -- 0.5%
  Gulf Canada Resources (Canada),
    8.25%, 03/15/17...............................      Ba1          24,890      25,512,250
                                                                             --------------
FINANCIAL SERVICES -- 7.3%
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A1          20,050      18,927,200
    8.25%, 03/15/46...............................       A1          60,000      60,388,200
  Central Hispano Financial Services (Portugal),
    6.352%, 04/28/05..............................       NR           5,000       5,004,500
  Conseco, Inc.,
    8.70%, 11/15/26...............................      Ba2          37,538      38,419,256
    8.796%, 04/01/27..............................      Ba2          25,000      25,464,500
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2         20,700      20,393,019
    6.95%, 03/01/04...............................      Baa2          7,500       7,429,688
    7.00%, 06/15/00...............................      Baa3         13,500      13,594,635
  First Tennessee National Corp., B.A.,
    8.07%, 01/06/27...............................       A3          11,150      10,859,821
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         14,200      14,160,524
  GreenPoint Financial Corp.,
    9.10%, 06/01/27...............................      Ba1          12,500      12,588,750
  Lumbermens Mutual Casualty Co.,
    9.15%, 07/01/26...............................      Baa1         20,975      22,929,975
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3          12,000      12,013,680
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           7,600       8,247,216
  Riggs National Corp.,
    8.875%, 03/15/27..............................      Baa3         14,650      14,869,750
  Salomon, Inc.,
    6.50%, 03/01/00...............................      Baa1         19,000      18,904,240
    6.59%, 02/21/01...............................      Baa1         35,000      34,593,650
    6.75%, 08/15/03...............................      Baa1          5,000       4,885,800
    7.00%, 03/04/02...............................      Baa1         18,000      17,916,300
    7.25%, 05/01/01...............................      Baa1          8,625       8,725,050
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      20,306,365
                                                                             --------------
                                                                                390,622,119
                                                                             --------------
FOOD & BEVERAGE -- 0.2%
  RJR Nabisco, Inc.,
    8.50%, 07/01/07...............................      Baa3          6,750       6,727,523
    8.75%, 08/15/05...............................      Baa3          3,000       3,044,850
                                                                             --------------
                                                                                  9,772,373
                                                                             --------------
INDUSTRIAL -- 0.1%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR           5,650       5,537,000
                                                                             --------------
MEDIA -- 4.8%
  News America Holdings, Inc.,
    7.375%, 10/17/08..............................      Baa3          2,000       1,979,900
    7.75%, 12/01/45...............................      Baa3         10,000       9,360,100

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
    8.15%, 10/17/36...............................      Baa3      $   8,500  $    8,379,895
    9.25%, 02/01/13...............................      Baa3         33,700      37,574,489
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,116,744
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1          28,250      29,334,518
    8.18%, 08/15/07...............................      Ba1          13,000      13,534,430
    8.375%, 07/15/33..............................      Baa1         32,800      33,492,408
    9.125%, 01/15/13..............................      Ba1          12,040      13,312,869
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................       BA           5,300       5,496,895
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Baa1         23,350      22,453,360
    7.75%, 06/01/05...............................      Ba2          68,800      68,279,184
                                                                             --------------
                                                                                252,314,792
                                                                             --------------
OFFICE EQUIPMENT -- 0.8%
  Xerox Corp.,
    8.00%, 02/01/27...............................       A2          40,500      40,500,000
                                                                             --------------
OIL & GAS -- 0.3%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa3          4,000       3,924,000
  Empresa Colombia de Petroleos (Colombia),
    7.25%, 07/08/98...............................       NR           8,250       8,250,000
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,144,450
                                                                             --------------
                                                                                 15,318,450
                                                                             --------------
PAPER & FOREST -- 0.3%
  Fort Howard Corp.,
    9.25%, 03/15/01...............................      Baa3         13,700      14,590,500
                                                                             --------------
RETAIL -- 1.5%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Baa2          4,600       4,802,032
    8.50%, 06/15/03...............................      Baa2         63,290      67,151,956
    10.00%, 02/15/01..............................      Baa2          8,000       8,776,400
                                                                             --------------
                                                                                 80,730,388
                                                                             --------------
TECHNOLOGY -- 0.1%
  Comdisco, Inc., M.T.N.,
    6.375%, 11/30/01..............................      Baa1          2,700       2,643,003
                                                                             --------------
TELECOMMUNICATIONS -- 0.8%
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      Ba1          32,150      31,389,653
  Total Access Communications (Thailand),
    8.375%, 11/04/06..............................      Ba1           4,000       3,912,280
  Worldcom, Inc.,
    7.75%, 04/01/27...............................      Ba1           6,000       6,279,240
                                                                             --------------
                                                                                 41,581,173
                                                                             --------------
TOBACCO -- 1.1%
  Phillip Morris Co., Inc.,
    7.20%, 02/01/07...............................       A2          10,000       9,913,200
    7.50%, 04/01/04...............................       A2          50,000      50,804,000
                                                                             --------------
                                                                                 60,717,200
                                                                             --------------
UTILITIES -- 1.2%
  Cleveland Electric Illuminating Company,
    7.19%, 07/01/00...............................      Ba2           7,000       7,024,780
    7.67%, 07/01/04...............................      Ba2          54,000      54,202,500
  Quezon Power, (Philippines),
    8.86%, 06/15/17...............................      Ba1           5,000       5,000,000
                                                                             --------------
                                                                                 66,227,280
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.3%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................      Aaa       $  11,800  $    2,463,250
  United States Treasury Notes,
    6.25%, 02/15/03(c)............................      Aaa           3,000       2,976,570
    6.50%, 11/15/26...............................      Aaa           5,200       4,987,112
    6.625%, 05/15/07(c)...........................       Aa           1,875       1,890,525
    6.75%, 08/15/26(c)............................      Aaa           3,000       2,969,070
                                                                             --------------
                                                                                 15,286,527
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 9.9%
  City of St. Petersburg (Russia),
    9.50%, 06/18/02...............................       NR          35,000      35,000,000
  Republic of Argentina (Argentina),
    6.75%, 03/31/05...............................       B1          77,600      72,944,000
  Republic of Colombia (Colombia),
    7.125%, 05/11/98..............................      Baa3          2,700       2,720,250
    7.625%, 02/15/07..............................      Baa3         25,000      24,360,000
    8.00%, 06/14/01...............................      Baa3          2,150       2,185,518
    8.75%, 10/06/99...............................      Baa3         12,300      12,864,201
  Republic of Panama (Panama),
    3.50%, 07/17/14...............................      Ba1         101,000      77,896,250
  Republic of the Philippines (The Philippines),
    8.60%, 06/15/27...............................      Ba1          80,000      78,681,600
  Republic of Poland (Poland),
    3.00%, 10/27/24...............................      Baa3         25,000      14,437,500
    4.00%, 10/27/14...............................      Baa3         53,000      45,248,750
  Republic of South Africa (South Africa),
    8.50%, 06/23/17...............................      Baa3         31,000      30,845,000
  Republic of Venezuela (Venezuela),
    6.75%, 12/18/07...............................      Ba2          79,250      73,504,375
  Royal Bank of Canada (Canada),
    6.75%, 10/24/11...............................      Aa3           5,000       4,845,000
  Russian Ministry of Finance (Russia),
    10.00%, 06/26/07..............................      Ba2          19,975      19,905,088
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2          25,000      28,550,000
                                                                             --------------
                                                                                523,987,532
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,915,479,790)....................................................   1,937,690,699
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,601,287,300)....................................................   4,986,459,881
                                                                             --------------

                                                                                 VALUE
SHORT-TERM INVESTMENTS -- 5.8%                                                  (NOTE 2)
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurian Bank,
    5.408%, 12/09/97..............................       P1           2,000       2,000,000
  CoreStates Bank, N.A.,
    5.626%, 12/19/97..............................       NR           1,000       1,000,000

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  First Bank N.A.,
    5.585%, 10/15/97..............................       P3       $   2,000  $    2,000,000
  Key Bank, N.A.,
    5.608%, 08/21/97..............................       NR           2,000       1,999,941
                                                                             --------------
                                                                                  6,999,941
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR
  Berliner Handels (Germany),
    5.72%, 07/21/97...............................       P3           1,000       1,000,006
  Royal Bank of Canada, (Canada),
    5.50%, 08/06/97...............................       P3           1,000         999,624
                                                                             --------------
                                                                                  1,999,630
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.6%
  Berliner Handels (Germany),
    5.62%, 08/11/97...............................       P3           1,000       1,000,011
  Canadian Imperial Bank (Canada),
    5.60%, 08/25/97...............................       P3           8,000       8,000,000
    5.68%, 08/19/97...............................       P3           3,000       3,000,000
  Credit Agricole Indosuez (France),
    5.63%, 08/11/97...............................       NR           3,000       3,000,084
  Creditanstalt (Germany),
    5.43%, 04/07/97...............................       NR           5,000       5,000,013
  Deutsche Bank (Germany),
    5.69%, 10/28/97...............................       P3           1,000         999,902
  Landesbank Hessen-Thuringen (Germany),
    6.13%, 04/01/98...............................       NR           1,000         999,581
  Royal Bank of Canada (Germany),
    5.91%, 06/17/98...............................       P3           3,000       2,998,345
  Societe Generale (France),
    5.75%, 12/22/97...............................       P1           2,100       2,099,589
    6.19%, 05/06/98...............................       P1           4,000       3,997,993
                                                                             --------------
                                                                                 31,095,518
                                                                             --------------
COMMERCIAL PAPER -- 3.6%
  Abbey National Treasury Services, PLC (United
    Kingdom),
    5.45%, 07/11/97...............................       P1           4,400       4,393,339
  Acquisition Holding Company,
    5.60%, 07/16/97...............................       NR           1,000         997,667
  Aetna Services, Inc.,
    5.57%, 07/15/97...............................       NR           2,000       1,995,668
  American General Financial Corp.,
    5.55%, 07/07/97...............................       P1           3,000       2,997,225
  American Honda Finance Corp.,
    5.60%, 07/30/97...............................       P1           8,800       8,760,302
  Aristar, Inc.,
    5.70%, 07/24/97...............................       P2           1,000         996,358
  Asset Securitization Corp.,
    5.56%, 08/18/97...............................       NR           4,000       3,970,347
  Associates Corp. of North America,
    5.55%, 07/03/97...............................       P1           1,000         999,692
    6.625%, 11/15/97..............................       P1             600         602,097
  Avco Financial Services Corp.,
    5.46%, 11/17/97...............................       P1           1,000         999,945
  B. B. V. Finance Deleware, Inc.,
    5.45%, 09/04/97...............................       NR           2,000       1,980,319

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Banque Nationale De Paris (France),
    5.74%, 08/20/97...............................       NR       $   4,000  $    4,000,000
  Barton Capital Corp.,
    5.59%, 07/31/97...............................       NR           3,279       3,263,725
    5.65%, 07/25/97...............................       NR           1,905       1,897,824
  Bear, Stearns & Co.,
    5.57%, 07/07/97...............................       P1           2,000       1,998,143
    5.58%, 07/08/97...............................       P1           1,000         998,915
  Beneficial Corp.,
    5.571%, 08/05/97..............................       P1           1,000       1,000,061
  Ciesco Corp.,
    5.60%, 08/14/97...............................       P1           1,000         993,156
  Coca Cola Enterprises, Inc.,
    5.58%, 07/14/97...............................       NR           1,000         997,985
    5.70%, 08/18/97...............................       NR           1,000         992,400
  Commerzbank AG (Germany),
    5.67%, 08/21/97...............................       P3           2,000       1,983,935
  Corporate Asset Funding Corp.,
    5.62%, 08/07/97...............................       P1           6,000       5,965,343
  Corporate Receivables Corp.,
    5.62%, 08/20/97...............................       NR           2,000       1,984,375
  Countrywide Home Loan, Inc.,
    5.58%, 07/09/97...............................       NR           5,335       5,328,385
  CXC, Inc.,
    5.65%, 08/05/97...............................       NR           2,345       2,332,119
  Dillard Investment Corp.,
    5.55%, 07/23/97...............................       P3           9,300       9,268,457
  Falcon Asset Security Corp.,
    5.57%, 07/07/97...............................       P1           1,770       1,768,357
  Finova Capital Corp.,
    5.60%, 07/09/97...............................       NR           1,000         998,756
    5.71%, 07/15/97...............................       NR           2,000       1,995,559
  First Chicago Corp.,
    5.56%, 08/19/97...............................       P3           1,000         992,432
  First Data Corp.,
    5.68%, 08/19/97...............................       NR           1,000         992,269
  Ford Motor Credit,
    5.55%, 07/09/97...............................       P1           8,275       8,264,794
  General Electric Capital Services, Inc.,
    5.55%, 10/06/97...............................       P3           1,000         985,046
    5.70%, 11/05/97...............................       P1           5,000       4,899,458
    5.70%, 01/12/98...............................       P1           5,000       4,845,625
  General Motors Acceptance Corp.,
    5.59%, 07/07/97...............................       P1           3,000       2,997,205
    5.82%, 11/07/97...............................       P1           5,000       4,895,725
    7.00%, 08/19/97...............................       P1           1,000       1,001,286
  General Signal Corp.,
    5.58%, 07/18/97...............................       NR           2,415       2,408,636
    5.58%, 07/18/97...............................       NR           2,000       1,994,730
  GTE Corp.,
    5.57%, 07/15/97...............................       P2             405         404,123
    5.61%, 07/22/97...............................       P2           2,000       1,993,455
  GTE Finance Corp.,
    5.58%, 07/17/97...............................       P3           1,563       1,559,124
    5.60%, 07/24/97...............................       P3           4,000       3,985,689
  Household Finance Corp.,
    5.709%, 08/11/97..............................       P2             475         475,092
  Indosuez N. A., Inc (France)
    5.66%, 07/07/97...............................       NR           2,000       1,998,113

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  International Lease Finance Corp.,
    5.35%, 07/30/97...............................       A1       $   2,662  $    2,650,528
  John Deere Capital Corp.,
    5.54%, 07/09/97...............................       P1           1,000         998,769
  Johnson Controls Inc.,
    5.60%, 07/07/97...............................       P2          10,475      10,465,223
  Johnson Controls, Inc.,
    5.57%, 07/11/97...............................       P2           1,000         998,453
  Lehman Brothers Holdings, Inc.,
    5.75%, 07/02/97...............................       NR           3,000       2,999,521
  MCI Communications Corp.,
    5.45%, 07/07/97...............................       NR           1,000         999,092
    5.54%, 07/07/97...............................       NR           1,000         999,077
  Merrill Lynch & Co., Inc.,
    5.468%, 10/16/97..............................       P3           1,000       1,000,090
  Mitsubishi International Corp.,
    5.75%, 07/08/97...............................       P1           3,000       2,996,646
  National Bank of Canada (Canada),
    5.41%, 07/07/97...............................       P3           1,000         999,098
  Newell Co.,
    5.60%, 08/20/97...............................       NR           1,000         992,222
  Norwest Corp.,
    7.70%, 11/15/97...............................       P1             500         503,639
  NYNEX Corp.,
    5.60%, 07/21/97...............................       P3             927         924,116
  Potomac Electric Power Co.,
    5.52%, 07/28/97...............................       P1           6,021       5,996,073
  Prefco,
    5.55%, 07/02/97...............................       P1           1,000         999,846
  Rank Xerox Capital PLC (United Kingdom),
    5.56%, 08/20/97...............................       NR           1,000         992,278
  Rubbermaid, Inc.,
    5.57%, 08/05/97...............................       NR           1,000         994,585
    6.30%, 07/01/97...............................       NR           5,700       5,700,000
  Shell Oil Co.,
    6.15%, 07/01/97...............................       NR           3,000       3,000,000
  Short Term Repack Asset,
    6.006%, 12/15/97..............................       NR           1,000         999,902
  Smith Barney, Inc.,
    5.55%, 07/07/97...............................       NR           1,585       1,583,534
  Sonoco Products,
    6.30%, 07/01/97...............................       P1           3,976       3,976,000
  Svenska Handelsbanken (Sweden),
    5.62%, 08/14/97...............................       NR          11,000      10,924,442
  Triple-A One Plus Funding,
    5.70%, 07/07/97...............................       NR           4,327       4,322,889
  WCP Funding, Inc.,
    5.65%, 08/04/97...............................       NR           2,000       1,989,328
                                                                             --------------
                                                                                190,158,607
                                                                             --------------
OTHER CORPORATE OBLIGATIONS
  Capital Equipment Receivable Trust,
    5.60%, 10/15/97...............................       NR             378         377,758
  Empersa La Moderna, SA (Mexico)
    10.25%, 11/12/97..............................       NR           2,000       2,022,500
                                                                             --------------
                                                                                  2,400,258
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENTS -- 1.4%
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97...............................                $  74,666  $   74,666,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $307,299,369)......................................................     307,319,954
                                                                             --------------
TOTAL INVESTMENTS BEFORE SHORT SALE -- 100.0%
  (cost $4,908,586,669; Note 6)............................................   5,293,779,835
                                                                             --------------

INVESTMENTS SOLD SHORT -- (0.7%)
  United States Treasury Bonds,
    6.25% 6/30/02...............................................     31,810     (31,809,920)
    6.63% 5/15/07...............................................      5,041      (5,041,400)
                                                                             --------------
TOTAL INVESTMENTS SOLD SHORT
    (proceeds $36,863,906; Note 2)..............................                (36,851,320)
                                                                             --------------

TOTAL INVESTMENTS, NET OF SHORT SALES -- 99.3%.............................
                                                                              5,256,928,515
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                  1,386,563
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................
                                                                                (35,323,342)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,293,638,420
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        AG  Aktiegesellschaft (German Stock Company)
    B.A.    Bankers' Acceptances
    C.D.    Certificates of Deposit
    M.T.N.  Medium Term Note
        NR  Not Rated
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Indicates a variable rate security.

(c)  Security segregated as collateral for future contracts.

(d)  Open futures contracts as of June 30, 1997 are as follows:.

                                                   VALUE AT
  NUMBER OF               EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS      TYPE       DATE     TRADE DATE      1997      DEPRECIATION
    Short
  Position:
               U.S.
    2,465      T-Bond      Sep 97    $268,153,594 $273,769,063 ($5,615,469)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                      NOTES TO THE FINANCIAL STATEMENTS OF
     THE CONSERVATIVE BALANCED PORTFOLIO AND FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ('Series Fund'), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ('Portfolio' or 'Portfolios'), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ('The Prudential'), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the 'Companies') to fund benefits under certain variable life insurance and variable annuity contracts ('contracts') issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses -at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

                                       C1

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Certain portfolios own shares of

                                       C2
real estate investment trusts ('REITs') which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective portfolios on the basis of relative net assets.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ('PIC'), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Conservative Balanced Portfolio........             0.55%
Flexible Managed Portfolio.............             0.60

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1997.

PIC is an indirect, wholly-owned subsidiary of The Prudential.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1997, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $223,683 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  81,663
Flexible Managed Portfolio.............     142,020
                                         -----------
                                          $ 223,683

                                       C3

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $695,194,000 as of June 30, 1997. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Conservative Balanced Portfolio........  $  40,325,000      5.80%
Flexible Managed Portfolio.............     74,666,000     10.74
All other portfolios (currently not
  available to PRUvider)...............    580,203,000     83.46
                                         -------------  ----------
                                         $ 695,194,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Chase Securities, Inc., 5.80%, in the principal amount of $230,000,000, repurchase price $230,037,056, due
7/1/97. The value of the collateral including accrued interest was $234,039,088.

J. P. Morgan Securities, Inc., 5.95%, in the principal amount of $230,000,000, repurchase price $230,038,014, due 7/1/97. The value of the collateral including accrued interest was $236,789,590.

SBC Warburg, Ltd., 5.85%, in the principal amount of $5,194,000, repurchase price $5,194,844, due 7/1/97. The value of the collateral including accrued interest was $5,308,986.

UBS Securities Corp., 5.90%, in the principal amount of $230,000,000, repurchase price $230,037,694, due
7/1/97. The value of the collateral including accrued interest was $234,671,875.

The weighted average interest rate of these repurchase agreements was 5.88%.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 1997 were as follows:

Cost of Purchases:

                                         CONSERVATIVE    FLEXIBLE
                                           BALANCED      MANAGED
                                         ------------  ------------
Debt Securities........................  $6,547,909,550 $4,370,837,860
Equity Securities......................  $1,633,768,724 $1,566,032,657

Proceeds from Sales:

                                         CONSERVATIVE    FLEXIBLE
                                           BALANCED      MANAGED
                                         ------------  ------------
Debt Securities........................  $6,250,287,364 $4,156,009,378
Equity Securities......................  $1,955,092,923 $1,599,802,199

The federal income tax basis and unrealized appreciation/depreciation of the Portfolio's investments as of June 30, 1997 were as follows:

                                         CONSERVATIVE    FLEXIBLE
                                           BALANCED      MANAGED
                                         ------------  ------------
Gross Unrealized Appreciation..........  $184,952,186  $421,745,655
Gross Unrealized Depreciation..........    35,438,318    39,569,961
Total Net Unrealized...................   149,513,868   382,175,694
Tax Basis..............................  4,508,986,738 4,911,604,141

                                       C4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                CONSERVATIVE BALANCED
                                         --------------------------------------------------------------------
                                          SIX MONTHS                         Year ended
                                             ENDED                          December 31,
                                           JUNE 30,     -----------------------------------------------------
                                             1997         1996      1995(a)    1994(a)    1993(a)    1992(a)
                                         -------------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $       15.52  $   15.31  $   14.10  $   14.91  $   14.24  $   14.32
                                         -------------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................           0.36       0.66       0.63       0.53       0.49       0.56
Net realized and unrealized gains
  (losses) on investments..............           0.81       1.24       1.78      (0.68)      1.23       0.41
                                         -------------  ---------  ---------  ---------  ---------  ---------
    Total from investment operations...           1.17       1.90       2.41      (0.15)      1.72       0.97
                                         -------------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
Dividends from net investment income...          (0.17)     (0.66)     (0.64)     (0.51)     (0.47)     (0.54)
Distributions from net realized
  gains................................          (0.12)     (1.03)     (0.56)     (0.15)     (0.58)     (0.51)
                                         -------------  ---------  ---------  ---------  ---------  ---------
    Total distributions................          (0.29)     (1.69)     (1.20)     (0.66)     (1.05)     (1.05)
                                         -------------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of period.........  $       16.40  $   15.52  $   15.31  $   14.10  $   14.91  $   14.24
                                         -------------  ---------  ---------  ---------  ---------  ---------
                                         -------------  ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN(b).............           7.80%     12.63%     17.27%     (0.97)%     12.20%      6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................       $4,707.2   $4,478.8   $3,940.8   $3,501.1   $3,103.2   $2,114.0
Ratios to average net assets:
  Expenses.............................           0.57%(c)      0.59%      0.58%      0.61%      0.60%      0.62%
  Net investment income................           4.58%(c)      4.13%      4.19%      3.61%      3.22%      3.88%
Portfolio turnover rate................            192%       295%       201%       125%        79%        62%
Average commission rate paid per
  share................................        $0.0497    $0.0554        N/A        N/A        N/A        N/A

                                                                       FLEXIBLE MANAGED
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   17.79     $    17.86   $    15.50   $    16.96   $    16.01   $    16.29
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.28           0.57         0.56         0.47         0.57         0.58
Net realized and unrealized gains
  (losses) on investments..............        1.49           1.79         3.15        (1.02)        1.88         0.61
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        1.77           2.36         3.71        (0.55)        2.45         1.19
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.13)         (0.58)       (0.56)       (0.45)       (0.57)       (0.56)
Distributions from net realized
  gains................................       (0.16)         (1.85)       (0.79)       (0.46)       (0.93)       (0.91)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.29)         (2.43)       (1.35)       (0.91)       (1.50)       (1.47)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........   $   19.27     $    17.79   $    17.86   $    15.50   $    16.96   $    16.01
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............       10.13%         13.64%       24.13%       (3.16)%       15.58%        7.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $5,293.6       $4,896.9     $4,261.2     $3,481.5     $3,292.2     $2,435.6
Ratios to average net assets:
  Expenses.............................        0.62%(c)        0.64%        0.63%        0.66%        0.66%        0.67%
  Net investment income................        3.09%(c)        3.07%        3.30%        2.90%        3.30%        3.63%
Portfolio turnover rate................         120%           233%         173%         124%          63%          59%
Average commission rate paid per
  share................................     $0.0571        $0.0563          N/A          N/A          N/A          N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      VICE PRESIDENT,            PRUDENTIAL INVESTMENTS
  FUND, INC.                 KALUDIS CONSULTING         PRESIDENT, THE
                             GROUP                      PRUDENTIAL SERIES FUND,
                                                        INC.

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

                                       I

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The toll-free numbers shown below can be used to make transfers and reallocations. Unit values for each investment option are available to all Contract Owners from the 800 number. However, you must be enrolled to allocate premiums, transfer funds or get the following information by telephone:

             - How your premiums are being allocated.
             - Current investment option values in your contract.

The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

                                         [MAP]

1-800-634-7879
8am - 4pm Central Time

1-800-356-4050
8am - 4pm Eastern Time

1-800-635-9587
8am - 4pm Eastern Time

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In the past, Contract Owners who held several contracts of the same type, at the same address, received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will now mail only one copy of each Contract Owner report for your related contracts at the same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free numbers should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.

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Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock-Registered Trademark-. Since 1875, Prudential has been helping individuals and families meet their financial needs.













                                                              ----------------
P.O. Box 197                                                     BULK RATE
Minneapolis, MN 55440-0197                                      U.S. Postage
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Address Service Requested                                        Prudential
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                                     [LOGO]
PRUvider SAR 6/97              Printed in the U.S.A.            PI-MV-0897-1247
CAT#646778F                     on recycled paper.              MRA-1997-A017452